UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ZYVERSA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ZYVERSA THERAPEUTICS, INC.

2200 N. Commerce Parkway, Suite 208

Weston, Florida 33326

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, October 31, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of ZyVersa Therapeutics, Inc., a Delaware corporation. The meeting will be held in a virtual-only format via live webcast on Tuesday, October 31, 2023, at 9:00 a.m. Eastern Time. To access the webcast and a list of stockholders entitled to vote at the meeting, please visit http://www.virtualshareholdermeeting.com/ZVSA2023 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or in the instructions that accompanied your proxy materials. The purposes of the annual meeting are as follows:

1.	To elect two Class I director nominees (Gregory G. Freitag and James Sapirstein) to hold office for a term of three years and until their successors are duly elected and qualified.

2.	To ratify the selection by our audit committee of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023.

3.	To adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our capital stock from 111,000,000 to 251,000,000 and the number of authorized shares of our common stock from 110,000,000 to 250,000,000.

4.	To approve, contingent upon approval of Proposal No. 3, an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares to 5,453,107 shares.

5.	To adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of an amendment to the Second Amended and Restated Certificate of Incorporation effecting the proposed reverse stock split.

7.	To conduct any other business properly brought before the meeting.

Please monitor the Investor Relations section of our website at http://investors.zyversa.com for updated information regarding the Annual Meeting. If you are planning to attend our Annual Meeting virtually, please check the website one week prior to the Annual Meeting date. As always, we encourage you to submit a proxy to vote your shares prior to the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this notice.

The record date for the Annual Meeting is September 11, 2023. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Stephen C. Glover

Chief Executive Officer, President, and Chairman of the Board of Directors

Weston, Florida

__________, 2023

We are primarily providing access to our proxy materials over the internet pursuant to the U.S. Securities and Exchange Commission’s notice and access rules. On or about __________, 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access our 2023 Proxy Statement and 2022 Annual Report on the internet and will include instructions on how you can receive a paper copy of the annual meeting materials, including the notice of annual meeting, proxy statement, and proxy card.

Whether or not you expect to attend the meeting electronically, please submit a proxy for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card, by one of the following methods: (1) over the internet at http://www.proxyvote.com, (2) by telephone by calling the toll-free number 1-800-690-6903, or (3) if you elected to receive printed proxy materials by mail, by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have submitted a proxy, you may still vote electronically if you attend the virtual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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ZYVERSA THERAPEUTICS, INC.

2200 N. Commerce Parkway, Suite 208

Weston, Florida 33326

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

October 31, 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is ZyVersa Therapeutics, Inc.?

ZyVersa Therapeutics, Inc. (the “Company,” “ZyVersa,” “we,” “us,” or “our”) is a clinical stage biopharmaceutical company leveraging proprietary technologies to develop drugs for patients with chronic renal or inflammatory diseases with high unmet medical needs. Our mission is to develop drugs that optimize health outcomes and improve patients’ quality of life.

We have two proprietary globally licensed drug development platforms, each of which was discovered by research scientists at the University of Miami, Miller School of Medicine (the “University of Miami” or “University”). These development platforms are:

●	Cholesterol Efflux MediatorTM, VAR 200 (2-hydroxypropyl-beta-cyclodextrin or “2HPβCD”) is an injectable drug in clinical development for treatment of renal diseases. VAR 200 was licensed from L&F Research LLC on December 15, 2015. L&F Research was founded by the University of Miami research scientists who discovered the use of VAR 200 for renal diseases.

●	IC 100 is a monoclonal antibody inflammasome ASC inhibitor in preclinical development for treatment of inflammatory conditions. IC 100 was licensed from InflamaCore, LLC on April 18, 2019. InflamaCore, LLC was founded by the University of Miami research scientists who invented IC 100.

We believe that each of our product candidates has the potential to treat numerous indications in their respective therapeutic areas. Our strategy is to focus on indication expansion to maximize commercial potential.

Our renal pipeline is initially focused on rare, chronic glomerular diseases. Our lead indication for VAR 200 is focal segmental glomerulosclerosis (“FSGS”). On January 21, 2020, we filed an Investigational New Drug application (“IND”) for VAR 200, and the United States Food and Drug Administration (“FDA”) has allowed our development plans to proceed to a Phase 2a trial in patients with FSGS based on the risk/benefit profile of the active ingredient (2HPβCD). Prior to initiating a Phase 2a trial in patients with FSGS, we are planning to support a small open-label trial in Q1-2024, where we expect to obtain human proof-of-concept data in patients with diabetic kidney disease. This will enable assessment of VAR 200’s effects as patients proceed through treatment and will provide insights for developing our Phase 2a protocol. VAR 200 has pharmacologic proof-of-concept data in animal models representative of FSGS, Alport Syndrome, and diabetic kidney disease, each of which may be developed based on our indication expansion strategy.

Our inflammasome ASC inhibitor program, IC 100, is in preclinical development. Our focus is on advancing 1C 100 toward a currently planned IND submission in Q2-2024, followed by initiation of a Phase 1 trial. IC 100 has pharmacologic proof-of-concept data in animal models representative of acute respiratory distress syndrome (“ARDS”) and multiple sclerosis (“MS”). We plan to conduct additional animal studies in up to six indications, such as Parkinson’s Disease, early Alzheimer’s disease, immunoglobulin A (“IgA”) nephropathy, Huntington’s Disease, and congestive heart failure, in our next waves of preclinical development. We anticipate that one or more lead indications for IC 100 will be selected based on data from our preclinical program.

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Business Combination

On December 12, 2022 (the “Closing Date”), we consummated the previously announced Business Combination (as defined below) pursuant to the terms of that certain Business Combination Agreement (the “Business Combination Agreement”), by and among ZyVersa Therapeutics, Inc., a Florida corporation (“Old ZyVersa”), the representative of Old ZyVersa’s shareholders named therein (the “Securityholder Representative”), Larkspur Health Acquisition Corp., a Delaware corporation (“Larkspur”), and Larkspur Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Larkspur (“Merger Sub”). Pursuant to the terms of the Business Combination Agreement (and upon all other conditions of the Business Combination Agreement being satisfied or waived), on the Closing Date of the Business Combination and transactions contemplated thereby (the “Business Combination”), (i) Larkspur changed its name to “ZyVersa Therapeutics, Inc.”, a Delaware corporation (the “Company”) and (ii) Merger Sub merged with and into Old ZyVersa (the “Merger”), with Old ZyVersa as the surviving company in the Merger and, after giving effect to such Merger, Old ZyVersa became a wholly-owned subsidiary of the Company.

Prior to the completion of the Business Combination, the Company was a shell company. Following the Business Combination, the business of Old ZyVersa is the business of the Company. The Company was incorporated in the State of Delaware on March 17, 2021 and its subsidiary, Old ZyVersa, was incorporated on March 11, 2014. Larkspur Merger Sub, Inc. was incorporated in the State of Delaware on July 13, 2022.

Our principal executive offices are located at 2200 North Commerce Parkway, Suite 208, Weston, Florida 33326, and our telephone number is (754) 231-1688. Our website address is http://www.zyversa.com. The information contained on or otherwise accessible through our website is not part of this proxy statement.

Unless expressly indicated or the context otherwise requires, references in this proxy statement to the “Company,” the “Registrant,” “ZyVersa,” “we,” “us”, and “our” refer to ZyVersa (and the business of Old ZyVersa which became the business of ZyVersa after giving effect to the Business Combination).

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (“Notice”), because the board of directors of the Company is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournment or postponement of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in your Notice, or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy can be found in your Notice.

We intend to mail the Notice of Internet Availability of Proxy Materials on or about __________, 2023, to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to http://www.proxyvote.com, call +1 (800) 579-1639, or send an email to sendmaterial@proxyvote.com. Please have your proxy card in hand when you access the website or call, and follow the instructions provided therein. You will need your unique 16-digit control number from your Notice of Internet Availability of Proxy Materials, your proxy card, or in the instructions that accompanied your proxy materials. If you are requesting materials by email, please include in the subject line your unique 16-digit control number from your proxy card.

How do I attend the Annual Meeting?

The meeting will be held in a virtual-only format via live webcast on Tuesday, October 31, 2023, at 9:00 a.m. Eastern Time at http://www.virtualshareholdermeeting.com/ZVSA2023. Information on how to vote electronically at the Annual Meeting is discussed below. You will also be able to listen and participate in the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2023 and entering the 16-digit control number included in your Notice, on your proxy card, or in the instructions that accompanied your proxy materials. As always, we encourage you to submit a proxy to vote your shares prior to the Annual Meeting.

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Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on September 11, 2023, will be entitled to vote at the Annual Meeting. On this record date, there were 30,894,188 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on September 11, 2023, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote electronically at the meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2023, submit a proxy to vote, or submit a proxy to vote in advance of the meeting by visiting http://www.proxyvote.com and entering the 16-digit control number included in your Notice. Whether or not you plan to attend the meeting electronically, we urge you to submit a proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 11, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and your Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to electronically attend the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2023 and entering the 16-digit control number included in your Notice. However, since you are not the stockholder of record, you may not vote your shares electronically at the meeting unless you request and obtain a valid proxy from your broker or other agent. If you obtain a valid proxy from your broker or other agent, you may attend the virtual Annual Meeting and vote electronically by visiting http://www.virtualshareholdermeeting.com/ZVSA2023 and entering the 16-digit control number included in your Notice.

What am I voting on?

There are five matters scheduled for a vote:

●	Proposal No. 1 - To elect two Class I director nominees (Gregory G. Freitag and James Sapirstein) to hold office for a term of three years and until their successors are duly elected and qualified.

●	Proposal No. 2 - To ratify the selection by our audit committee of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023.

●	Proposal No. 3 - To adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our capital stock from 111,000,000 to 251,000,000 and the number of authorized shares of our common stock from 110,000,000 to 250,000,000.

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Proposal No. 4 - To approve, contingent upon approval of Proposal No. 3, an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares to 5,453,107 shares.

●

Proposal No. 5 - To adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of an amendment to the Second Amended and Restated Certificate of Incorporation effecting the proposed reverse stock split.

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What if another matter is properly brought before the meeting?

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

Proposal 1: You may either vote “For” the nominees to the board of directors or you may “Withhold” your vote for any nominee you specify. Proposals 2, 3, 4, and 5: You may vote “For” or “Against” or abstain from voting on the proposals to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm (Proposal 2); to adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our capital stock from 111,000,000 to 251,000,000 and the number of authorized shares of our common stock from 110,000,000 to 250,000,000 (Proposal 3); to approve, contingent upon the adoption and approval of Proposal No. 3, an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares to 5,453,107 shares (Proposal 4); and to adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors (Proposal 5).

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically at the virtual Annual Meeting, vote by proxy at the meeting, submit a proxy to vote at the meeting through the internet by visiting http://www.virtualshareholdermeeting.com/ZVSA2023 and entering the 16-digit control number included in your Notice, or submit a proxy to vote your shares by using a proxy card that you may request or that we may elect to deliver at a later time or by telephone or the internet. Whether or not you plan to attend the virtual meeting, we urge you to submit a proxy to ensure your vote is counted. You may still attend the meeting virtually and vote electronically even if you have already submitted a proxy to vote.

●	To vote electronically at the virtual Annual Meeting, visit http://www.virtualshareholdermeeting.com/ZVSA2023 and enter the 16-digit control number included in your Notice.

●

To submit a proxy card that was mailed to you, simply complete, sign, and date the proxy card, and return it promptly in the envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,

Edgewood, NY 11717. If you return your signed proxy card to us before the Annual Meeting, the proxyholders named therein will vote your shares as you direct.

●	To submit a proxy over the telephone, dial toll-free at 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide your unique 16-digit number and control number that appears on your Notice, proxy card, or other proxy materials. Your telephone vote should be received by 11:59 p.m., Eastern Time on October 30, 2023 in order to ensure that it is counted.

●	To submit a proxy through the internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide your unique 16-digit number and control number that appears on your Notice, proxy card, or other proxy materials. Your proxy submitted by internet should be received by 11:59 p.m., Eastern Time on October 30, 2023 in order to ensure that it is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in your Notice to ensure that your vote is counted. To vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form from your broker or other agent. If you obtain a valid proxy from your broker or other agent, you may vote during the virtual meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2023 and entering the 16-digit control number included in your Notice.

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The ability to submit a proxy via the internet allows you to submit a proxy to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. If you choose to submit a proxy to vote your shares online via the internet, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you hold as of September 11, 2023.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not submit a proxy by completing and delivering your proxy card or through the internet or telephone, and do not vote electronically at the virtual Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange, or NYSE, deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of NYSE, which apply regardless of whether an issuer is listed on the NYSE or Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal Nos. 1 or 4 without your instructions, but may vote your shares on Proposal Nos. 2, 3, and 5 even in the absence of your instruction.

What if I return a proxy card or otherwise submit a proxy to vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise submit a proxy to vote without marking voting selections, your shares will be voted, as applicable:

●	“For” the election of the two Class I director nominees (Gregory G. Freitag and James Sapirstein) to hold office for a term of three years and until their successors are duly elected and qualified;

●	“For” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023;

●	“For” the approval and adoption of an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our capital stock from 111,000,000 to 251,000,000 and the number of authorized shares of our common stock from 110,000,000 to 250,000,000;

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●	“For”, contingent upon approval of Proposal No. 3, an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares to 5,453,107 shares; and

●	“For” the approval and adoption of an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of an amendment to the Second Amended and Restated Certificate of Incorporation effecting the proposed reverse stock split.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using your proxyholder’s best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $15,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of your Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to our Secretary at 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

●	You may attend the Annual Meeting virtually and vote electronically by visiting http://www.virtualshareholdermeeting.com/ZVSA2023 and entering the 16-digit control number included in your Notice, on your proxy card, or in the instructions that accompanied your proxy materials. Simply attending or participating in the Annual Meeting will not, by itself, revoke your proxy.

Your latest proxy card or other proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank to revoke your proxy.

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When are stockholder proposals and director nominations due for the 2024 Annual Meeting?

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings for inclusion in our proxy statement in accordance with regulations adopted by the SEC under Rule 14a-8 of the Exchange Act. To be considered for inclusion in the proxy statement and form of proxy relating to our 2024 annual meeting of stockholders, such proposals must be received by our Secretary at our executive offices at 2200 N. Commerce Parkway, Suite 208, Weston, Florida, 33326, no later than __________. Our Bylaws set an advance notice procedure for proposals a stockholder wishes to present directly at an annual meeting (rather than submitting for inclusion in our proxy statement under Rule 14a-8) and for director nominations. To be considered for presentation at the 2024 annual meeting, proposals that are not submitted for inclusion in our proxy statement under Rule 14a-8 and nominations (whether or not submitted for inclusion in or proxy statement under Rule 14a-19) submitted through our advance notice procedure must be delivered to, or mailed and received at, the above address not less than 90 days nor more than 120 days prior to the one-year anniversary of the 2023 annual meeting. However, if the date of the 2024 annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the Company. You are also advised to review our Bylaws, which contain a description of the information required to be submitted with notices of any such proposal or nomination as well as additional requirements about advance notice of stockholder proposals and director nominations.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must, in addition to complying with the requirement of our Bylaws, provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than September 1, 2024. Such notice may be mailed to the Corporate Secretary at 2200 N. Commerce Parkway, Suite 208, Weston, Florida, 33326, or emailed to pwolfe@zyversa.com.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count, (a) for the proposal to elect directors, votes “For,” “Withhold,” and broker non-votes, and (b) with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Assuming a quorum is present, (i) abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal Nos. 1, 2, 3, 4, or 5. Because Proposal Nos. 2, 3, and 5 are “routine,” we do not expect that any broker non-votes will occur with respect to those proposals.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee does not have discretionary authority to vote the shares. When there is at least one “routine” matter to be considered at a meeting, and a broker exercises its discretionary authority on any such “routine matter” with respect to any uninstructed shares, “broker non-votes” occur with to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares.

How many votes are needed to approve each proposal?

●	Proposal No. 1 – For the election of directors, the two nominees receiving the most “For” votes from the votes cast on the election of directors will be elected. Assuming a quorum is present, abstentions and broker non-votes will have no effect on this proposal.

●	Proposal No. 2 – To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023, the proposal must be approved by the holders of a majority in voting power of the votes cast on such proposal. Abstentions and broker non-votes, if any, will have no effect on this proposal. Because this proposal is “routine,” we do not expect that any broker non-votes will occur with respect to this proposal.

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●	Proposal No. 3 – To adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our capital stock from 111,000,000 to 251,000,000 and the number of authorized shares of our common stock from 110,000,000 to 250,000,000, the proposal must be approved by the holders of a majority in voting power of the votes cast on such proposal. Abstentions and broker non-votes, if any, will have no effect on this proposal. Because this proposal is “routine,” we do not expect that any broker non-votes will occur with respect to this proposal.

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Proposal No. 4 – To approve, contingent upon approval of Proposal No. 3, an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares to 5,453,107 shares, the proposal must be approved by the holders of a majority in voting power of the votes cast on such proposal. Abstentions and broker non-votes will have no effect on this proposal.

●

Proposal No. 5 – To adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of an amendment to the Second Amended and Restated Certificate of Incorporation effecting the proposed reverse stock split, the proposal must be approved by the holders of a majority in voting power of the votes cast on such proposal. Abstentions and broker non-votes, if any, will have no effect on this proposal. Because this proposal is “routine,” we do not expect that any broker non-votes will occur with respect to this proposal.

What is the quorum requirement?

A quorum of stockholders is generally required to hold a valid meeting of stockholders. A quorum is present if the holders of thirty-three and one-third percent (33 1/3%) of the voting power of the stock issued and outstanding and entitled to vote at a meeting are present in person (virtually, in the case of this virtual Annual Meeting) or submitted a proxy.

Any shares that you hold of record will be counted towards the establishment of a quorum only if you submit a valid proxy or if you or your proxy attend the meeting virtually. If you are a beneficial holder of shares held through a broker, bank, or other nominee, your shares will be counted towards the establishment of a quorum if you provide voting instructions with respect to such shares, if you obtain a proxy to vote such shares and attend the meeting virtually, or if you fail to provide voting instructions with respect to such shares and your broker, bank, or other nominee exercises its discretionary authority and votes your shares on Proposal Nos. 2 or 3 at the meeting.

Shares for which abstentions or broker non-votes occur on any proposal will be counted towards the establishment of a quorum.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

What can I do if I need technical assistance during the meeting?

If you encounter any difficulties accessing the virtual meeting during the meeting time, please call the technical support number that will be posted on the live webcast log-in page.

If I can’t attend the meeting, how do I vote or listen to it later?

You do not need to attend the virtual meeting to vote if you submitted a proxy to vote in advance of the meeting. A replay of the meeting, including the questions answered during the meeting, will be available on http://www.zyversa.com for one year following the meeting date.

What happens if a change to the Annual Meeting is necessary due to exigent circumstances?

We intend to hold the Annual Meeting in a virtual-format only via live webcast. Please monitor the Investor Relations section of our website at http://www.zyversa.com for updated information. If you are planning to attend our Annual Meeting virtually, please check the website one week prior to the Annual Meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections, concerning our business, operations, and financial performance and condition as well as our plans, objectives, and expectations for business operations and financial performance and condition. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. You can identify these statements by words such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management’s beliefs and assumptions and are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this proxy statement may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described herein, under “Item 1A – Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and any risk factors disclosed in subsequent Quarterly Reports on Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the filing date of this proxy statement. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this proxy statement.

This proxy statement also contains market data related to our business and industry. These market data include projections that are based on a number of assumptions. If these assumptions turn out to be incorrect, actual results may differ from the projections based on these assumptions. As a result, our markets may not grow at the rates projected by these data, or at all. The failure of these markets to grow at these projected rates may harm on our business, results of operations, financial condition, and the market price of our common stock.

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PROPOSALS

Proposal No. 1: Election of Directors.

What am I voting on?	Election of two Class I director nominees (Gregory G. Freitag and James Sapirstein) to hold office for a term of three years and until their successors are duly elected and qualified.
Vote recommendation:	“FOR” the election of each of the two director nominees.
Vote required:	Directors are elected by a plurality of the votes cast, such that the two nominees receiving the most “FOR” votes in favor of their election will be elected as directors.
Effect of abstentions:	None.
Effect of broker non-votes:	None.

Our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) provides that our directors are divided into three classes, Class I directors, Class II directors, and Class III directors, each serving staggered three-year terms. The terms of our Class I directors (Gregory G. Freitag and James Sapirstein) will expire at the Annual Meeting.

Our board of directors is comprised of five members all of whom were appointed by our board of directors to fill a vacancy. The board of directors has determined that all of the director nominees are independent directors, as defined by The Nasdaq Stock Market Rules. The director nominees are currently directors of the Company. If elected at the Annual Meeting, these nominees would serve until the 2026 annual meeting of stockholders and until a successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation, or removal. Our policy is to encourage directors and nominees for director to attend annual meetings of our stockholders.

Biographical information and the attributes, skills, and experience of each nominee that led our nominating and corporate governance committee and board of directors to determine that such nominee should serve as a director are discussed in the “Executive Officers and Directors” section of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” EACH OF THE NAMED NOMINEES.

Proposal No. 2: Ratification of Selection of Independent Registered Public Accounting Firm.

What am I voting on?	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023.
Vote recommendation:	“FOR” the ratification of Ernst & Young LLP.
Vote required:	A majority in voting power of the of the votes cast on the proposal (excluding abstentions and broker non-votes).
Effect of abstentions:	None.
Effect of broker non-votes:	Because this is a routine proposal, we do not expect that there will be any broker non-votes.

The audit committee of the board of directors has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the year ending December 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Our lead audit partner at EY serves no more than five consecutive years in that role. A representative of EY is expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of EY as our independent registered public accounting firm. However, the audit committee is submitting the selection of EY to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Information regarding the fees paid to our independent registered public accounting firm in 2022 and 2021 and our pre-approval policies relating to such fees is discussed in the “Independent Registered Public Accounting Firm” section of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

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Proposal No. 3: To Adopt and Approve an Amendment to our Second Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of our Capital Stock from 111,000,000 to 251,000,000 and the Number of Authorized Shares of our Common Stock from 110,000,000 to 250,000,000.

What am I voting on?

Adoption and approval of an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our capital stock from 111,000,000 to 251,000,000 and the number of authorized shares of our common stock from 110,000,000 to 250,000,000.

Vote recommendation:	“FOR” the adoption and approval of the amendment to our Second Amended and Restated Certificate of Incorporation.
Vote required:	The affirmative vote of the holders of a majority of the votes cast on the proposal.
Effect of abstentions:	None.
Effect of broker non-votes:	Because this is a routine proposal, we do not expect that there will be any broker non-votes.

General

The board of directors is requesting stockholder adoption and approval of an amendment to our Second Amended and Restated Certificate of Incorporation to increase our authorized number of shares of capital stock from 111,000,000 to 251,000,000 and our authorized shares of common stock from 110,000,000 shares to 250,000,000 (the “Capitalization Increase”) by filing a Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation in the form attached to this proxy statement as Annex A (the “Capitalization Increase Certificate of Amendment”) with the Secretary of State of the State of Delaware.

Background and Purpose of the Capitalization Increase

The board of directors has determined that we do not currently have enough authorized shares of common stock to accommodate our forecasted capital raising needs, based on the current outstanding shares of common stock and shares of common stock reserved for issuance upon exercise of outstanding stock options, warrants, and other arrangements. As of September 1, 2023, we had 30,894,188 shares of common stock outstanding. In addition, the board of directors has reserved shares, as of September 1, 2023, as follows:

●	240,204 shares issuable upon the exercise of the private placement warrants issued in connection with Larkspur’s IPO, with a weighted average exercise price of $11.50 per share;

●	5,825,358 shares issuable upon the exercise of the Public Warrants, with a weighted average exercise price of $11.50 per share;

●	4,878,875 shares issuable upon the exercise of the PIPE Warrants, with a weighted-average exercise price of $2.00 per share;

●	11,015,500 shares issuable upon the exercise of the Best Efforts Warrants issued in connection with our Best Efforts Offering, with a weighted-average exercise price of $0.90 per share;

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●	25,000 shares underlying the Series A PIPE Shares;

●	723,234 shares underlying the Series B Shares;

●	5,500,000 shares issuable upon the exercise of Pre-Funded Warrants issued in connection with our Equity Offering of July 2023;

●	12,727,273 shares issuable upon the exercise of warrants issued in connection with our Equity Offering of July 2023;

●	1,810,128 shares issuable upon the exercise of warrants issued to Old ZyVersa holders and assumed by the Company, with a weighted average exercise price of $7.67 per share;

●	1,993,235 shares issuable upon exercise of stock options issued pursuant to our 2014 Equity Incentive Plan, with a weighted average exercise price of $10.81 per share;

●	1,453,107 shares issuable upon exercise of stock options issued pursuant to our 2022 Omnibus Equity Incentive Plan, with a weighted average exercise price of $0.44 per share (which may be increased to an aggregate of 5,453,107 shares upon approval by our stockholders at the Annual Meeting; please see Proposal No. 4 for further information); and

●	113,000 shares issuable upon exercise of stock options issued pursuant to 2023 Inducement Grant, with a weighted average exercise price of $2.14 per share.

The board of directors believes it is in our best interest to increase the number of authorized shares of common stock to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to: raising additional capital, which is needed to fund our ongoing research programs; making long-term equity incentive awards under our equity compensation plans; attracting and retaining key employees, consultants, advisors, executive officers, and directors; considering potential strategic transactions, including mergers, acquisitions, and business combinations; funding operations; and other general corporate purposes. The board of directors believes that additional authorized shares of common stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that may become available to us without the delay and expense associated with convening a special meeting of our stockholders. The board of directors has determined that we do not currently have enough shares to accommodate these needs.

In addition to the rationale noted above, as described in Proposal No. 4, in order to attract and retain employees with the necessary background and talent, we are seeking stockholder approval of an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares to 5,453,107 shares. A portion of the authorized share increase will be used for the reservation of such additional shares for issuance under the 2022 Omnibus Equity Incentive Plan.

Except as discussed above and in Proposal No. 4, the board of directors has no other plans to issue any additional shares of common stock at this time; however, it desires to have shares available to provide flexibility to issue for business and financial purposes in the future, and believes that 251,000,000 shares is adequate for the foreseeable future.

Impact of the Capitalization Increase if Implemented

The adoption and approval of the Capitalization Increase and the filing and effectiveness of the Capitalization Increase Certificate of Amendment would not affect the rights, powers, or preferences of the shares of common stock currently outstanding, although it could allow, in the future, further dilution of the outstanding shares of common stock.

Procedure for Effecting the Capitalization Increase

If the stockholders approve Proposal No. 3 and the board of directors decides to implement the Capitalization Increase, the Capitalization Increase will become effective either upon the filing of the Capitalization Increase Certificate of Amendment with the Secretary of State of the State of Delaware or at such other date and time as is specified therein. Although the board of directors intends to file the Capitalization Increase Certificate of Amendment as soon as practicable after the Annual Meeting if Proposal No. 3 is approved, the board of directors may determine in its discretion not to effect the Capitalization Increase at any time prior to the effectiveness of the Capitalization Increase Certificate of Amendment. In the event of stockholder adoption and approval of both the Capitalization Increase and the Reverse Split (as defined and described below), the board of directors will have discretion as to whether to effect neither, one, or both proposals.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 3.

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Proposal No. 4: To Approve, Contingent upon Approval of Proposal No. 3, an Amendment and Restatement of our 2022 Omnibus Equity Incentive Plan to Increase the Number of Shares of Common Stock Reserved for Issuance Thereunder by 4,000,000 Shares to 5,453,107 Shares.

What am I voting on?

Approval, contingent upon approval of Proposal No. 3, of an amendment and restatement of our 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares to 5,453,107 shares.

Vote recommendation:	“FOR” the approval of the amendment and restatement of our 2022 Omnibus Equity Incentive Plan.
Vote required:	A majority in voting power of the of the votes cast on the proposal (excluding abstentions and broker non-votes).
Effect of abstentions:	None.
Effect of broker non-votes:	None.

Summary of the Proposal

At the Annual Meeting, we will request that our stockholders approve an amendment and restatement of our 2022 Omnibus Equity Incentive Plan (the “2022 Plan”), attached hereto as Annex B. The amendment and restatement of the 2022 Plan was approved by our board of directors on September 6, 2023, subject to approval by our stockholders. If approved, the amendment and restatement will increase the number of shares of our common stock reserved under the 2022 Plan by 4,000,000 shares to 5,453,107 shares and increase the limit on incentive stock options from 1,089,831 shares to 10,000,000 shares.

Approval of the amendment and restatement of the 2022 Plan by our stockholders will allow us to grant stock options, restricted stock unit awards, and other awards at levels determined appropriate by our board of directors or its compensation committee.

The effectiveness of this Proposal No. 4 and the amendment and restatement of the 2022 Plan is contingent on the approval of Proposal No. 3 to adopt and approve an amendment to the Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock. As a result, if the stockholders do not approve Proposal No. 3, then the amendment and restatement to the 2022 Plan cannot become operative even if the stockholders approve this Proposal No. 4.

Requested Shares

The 2022 Plan became effective upon the consummation of the Business Combination on December 12, 2022. At that time, 1,089,831 shares were reserved for issuance under the 2022 Plan, which was automatically increased to 1,453,107 shares reserved for issuance on January 1, 2023, in each case subject to equitable adjustments in the event of a stock split, stock dividend, extraordinary dividend, or certain other changes in the Company’s common stock or capital structure.

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The board of directors believes that the future success of the Company depends, in large part, on our ability to attract, motivate, and retain high-caliber employees, consultants, and directors. Equity compensation is a key component of our compensation program because it helps us attract, motivate, and retain talented employees, consultants, and directors and align their interests with those of our stockholders.

As of September 1, 2023, and excluding the proposed increase in the number of shares reserved under the 2022 Plan, there were zero shares available for issuance under the 2022 Plan pursuant to future awards. Based on our historical grant practices, as summarized below, and our projected recruiting and retention needs, we anticipate that the Company will no longer be able to grant annual equity awards under our long-term incentive program for employees and our non-employee director compensation program in 2023 unless we reserve more shares for issuance under the 2022 Plan.

To maintain the flexibility to keep pace with our competitors and effectively attract, motivate and retain a high-caliber workforce, we are asking our stockholders to authorize an additional 4,000,000 shares for issuance under the 2022 Plan, which would increase the aggregate number of shares available for issuance as future awards under the 2022 Plan to 5,453,107 shares.

It is essential that we continue the use of equity compensation to better position us in the market and allow us to retain our skilled employees while attracting talented new employees to help us achieve our objectives, which include increasing stockholder value by growing the business. Without the approval of an addition to our share reserve, we will not be able to continue to compete in this highly competitive market, which would ultimately result in the loss of critical talent and inhibit our ability to meet our future growth objectives.

We intend to grant future equity awards under the 2022 Plan in amounts that are reasonable and consistent with market data prepared by the compensation committee’s independent consultant. Based on our projected recruiting and retention needs, we believe that the proposed share increase would allow us to continue granting equity awards under the 2022 Plan to employees, consultants, and directors for approximately two more years.

In determining the number of additional shares to reserve for issuance under the 2022 Plan, our board of directors also considered the number of shares available for future awards, the potential dilution resulting from the proposed increase, equity plan guidelines established by certain proxy advisory firms, and advice provided by the compensation committee’s compensation consultant.

Key Plan Features

The 2022 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

●

No single trigger acceleration. Generally, there is no single-trigger acceleration of vesting upon change in control. The 2022 Plan does not provide for automatic vesting of awards upon a change in control.

●

Awards subject to forfeiture/clawback. Awards granted under the 2022 Plan will be subject to recoupment in accordance with any clawback policy that we adopt pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery, or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

●

No liberal change in control definition. The change in control definition in the 2022 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2022 Plan to be triggered.

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●

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2022 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

●	Administration by our compensation committee. In general, the 2022 Plan will be administered by the compensation committee of the board of directors.

●

No re-pricing of stock options or stock appreciation rights. The 2022 Plan does not permit the “repricing” of the exercise price of stock options or stock appreciation rights that exceeds fair market value of a share of common stock on the date of such repricing without stockholder approval.

●

Limit on non-employee director awards and other awards. The maximum number of awards granted during any calendar year to any of our non-employee directors may not exceed $250,000 in total value (inclusive of any cash awards to a non-employee director for such year that are not made pursuant to the 2022 Plan), or $500,000 with respect to the initial year of the non-employee director’s term.

Stockholder Approval

If this Proposal No. 4 is approved, the amendment and restatement of the 2022 Plan will become effective as of the date of the Annual Meeting.

Burn Rate

The following table provides detailed information regarding the activity related to our 2022 Plan for as of September 1, 2023:

2023
Total number of shares of common stock subject to stock options granted	1,453,107
Total number of shares of common stock subject to stock options inducement grants	113,000
Total number of shares of common stock subject to full value awards granted	0
Total number of shares of common stock outstanding as of September 1, 2023	30,894,188
Burn Rate	5.07%

Our burn rate is calculated as the total amount of equity granted in any year, divided by the number of common shares outstanding. Our future burn rate will depend on a number of factors, including the number of participants in the 2022 Plan, our stock price, changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

Description of the 2022 Plan

The principal terms of the 2022 Plan are described below. The following description of the 2022 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2022 Plan, as amended and restated, which is attached as Annex B to this proxy statement.

Administration. In general, the 2022 Plan will be administered by the compensation committee of the board of directors. The compensation committee will determine the persons to whom options to purchase shares of common stock, stock appreciation rights (“SARs”), restricted stock units, restricted or unrestricted shares of common stock, performance shares, performance units, incentive bonus awards, other stock-based awards and other cash-based awards may be granted. The compensation committee may also establish rules and regulations for the administration of the 2022 Plan and amendments or modifications of outstanding awards. The compensation committee may delegate authority to the Chief Executive Officer and other executive officers to grant options and other awards to employees (other than themselves), subject to applicable law and the 2022 Plan. No options, stock purchase rights or awards may be made under the 2022 Plan on or after the date that is 10 years after the effective date of the 2022 Plan, 2032 (or, the expiration date), but the 2022 Plan will continue thereafter while previously granted options, SARs or other awards remain outstanding.

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Eligibility. Persons eligible to receive options, SARs or other awards under the 2022 Plan are those employees, officers, directors, consultants, advisors and other individual service providers of our Company and our subsidiaries who, in the opinion of the compensation committee, are in a position to contribute to our success, or any person who is determined by the compensation committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As of September 1, 2023, the Company and its subsidiaries had a total of seven employees, five consultants, and four non-employee directors. As awards under the 2022 Plan are within the discretion of the compensation committee, we cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2022 Plan. Subject to the adjustment provisions of the 2022 Plan, and the automatic increase described below, the maximum aggregate number of shares of common stock that may be issued under the 2022 Plan is 5,453,107.

The number of shares of common stock available for issuance under the 2022 Plan will automatically increase on January 1st of each year, commencing with January 1, 2023, and on each January 1 thereafter until the expiration date, in an amount equal to 4% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, unless the board of directors takes action prior thereto to provide that there will not be an increase in the share reserve for such year or that the increase in the share reserve for such year will be of a lesser number of shares of common stock than would otherwise occur.

“Incentive stock options,” or ISOs, that are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) may be granted under the 2022 Plan with respect to up to 10,000,000 shares of common stock authorized for issuance under the 2022 Plan. None of the additional shares of common stock available for issuance pursuant to the previous paragraph may be subject to ISOs.

If any option or SAR granted under the 2022 Plan terminates without having been exercised in full or if any award is forfeited, or if shares of common stock are withheld to cover withholding taxes on options or other awards or applied to the payment of the exercise price of an option or purchase price of an award, the number of shares of common stock as to which such option or award was forfeited, withheld or paid, will be available for future grants under the 2022 Plan. Awards settled in cash will not count against the number of shares available for issuance under the 2022 Plan.

No non-employee director may receive awards in any calendar year having an accounting value in excess of $250,000 (inclusive of any cash awards to the non-employee director for such year that are not made pursuant to the 2022 Plan); provided that in the case of a new non-employee director, such amount is increased to $500,000 for the initial year of the non-employee director’s term.

The number of shares authorized for issuance under the 2022 Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends, similar transactions or any other change affecting our common stock.

Terms and Conditions of Options. Options granted under the 2022 Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The compensation committee will determine the exercise price of options granted under the 2022 Plan. The exercise price of stock options may not be less than the fair market value per share of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2022 Plan will be exercisable at such time or times as the compensation committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

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The compensation committee may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid in cash or by certified check, bank draft or money order. The compensation committee may permit other methods of payment, including (a) through delivery of shares of our common stock having a fair market value equal to the purchase price, (b) by a full recourse, interest bearing promissory note having such terms as the compensation committee may permit, or (c) a combination of these methods, as set forth in an award agreement or as otherwise determined by the compensation committee. The compensation committee is authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the compensation committee may permit the holder of an option, SAR or other award to transfer the option, right or other award to immediate family members, a family trust for estate planning purposes or by gift to charitable institutions. The compensation committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. The compensation committee may grant SARs under the 2022 Plan. The compensation committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant, as determined by the compensation committee. The maximum term of any SAR granted under the 2022 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

●	the excess of the fair market value on the exercise date of one share of our common stock over the exercise price, multiplied by

●	the number of shares of common stock covered by the SAR.

Payment may be made in shares of our common stock, in cash, or partly in common stock and partly in cash, all as determined by the compensation committee.

Restricted Stock and Restricted Stock Units. The compensation committee may award restricted common stock and/or restricted stock units under the 2022 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the compensation committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends or distributions with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the compensation committee. If any dividends or distributions are paid in stock before the restricted stock vests they will be subject to the same restrictions. Dividend equivalent amounts may be paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the compensation committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units. The compensation committee may award performance shares and/or performance units under the 2022 Plan. Performance shares and performance units are awards, denominated in either shares or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the compensation committee. The compensation committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonuses. The compensation committee may grant incentive bonus awards under the 2022 Plan from time to time. The terms of incentive bonus awards will be set forth in award agreements. Each award agreement will have such terms and conditions as the compensation committee determines, including performance goals and amount of payment based on achievement of such goals. Incentive bonus awards are payable in cash and/or shares of our common stock.

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Other Stock-Based and Cash-Based Awards. The compensation committee may award other types of equity-based or cash-based awards under the 2022 Plan, including the grant or offer for sale of shares of our common stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the compensation committee may impose.

Effect of Certain Corporate Transactions. The compensation committee may, at the time of the grant of an award provide for the effect of a change in control (as defined in the 2022 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the compensation committee. The compensation committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration; (f) cancel or terminate any award for cash and/or other substitute consideration in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the change in control, but if the change in control consideration with respect to any option or SAR does not exceed its exercise price, the option or SAR may be canceled without payment of any consideration; or (g) make such other modifications, adjustments or amendments to outstanding awards as the compensation committee deems necessary or appropriate.

Amendment, Termination. The board of directors may at any time amend the 2022 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the board of directors may not (a) increase the number of shares of common stock available under the 2022 Plan, (b) change the group of individuals eligible to receive options, SARs and/or other awards, or (c) extend the term of the 2022 Plan.

U.S. Federal Income Tax Consequences

Following is a summary of the U.S. federal income tax consequences of option and other grants under the 2022 Plan. Optionees and recipients of other rights and awards granted under the 2022 Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following the vesting and payment of any award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local, foreign or other tax laws.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2022 Plan, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

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For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the excess of fair market value of our common stock at that time over the exercise price.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (or, a Section 83(b) Election), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

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The recipient of an unrestricted stock award, including a performance unit award, will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our common stock that is the subject of the award when the Award is made.

The recipient of a restricted stock unit generally will recognize ordinary income as and when the units vest and are settled. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

Treatment of Incentive Bonus Awards and Other Stock or Cash Based Awards

Generally, the recipient of an incentive bonus or other stock or cash based award will not recognize any income upon grant of the award, nor will our Company be entitled to a deduction at that time. Upon payment with respect to such an award, the recipient will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the amount of cash paid and/or the fair market value of our common stock issued at that time.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” Our board of directors and the compensation committee intend to consider the potential impact of Section 162(m) on grants made under the 2022 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceed the deduction limit of Section 162(m).

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock under the 2022 Plan to pay any federal, state or local taxes required by law to be withheld.

New Plan Benefits

The compensation committee and the board of directors retain discretion under the 2022 Plan to determine which directors, officers, employees and consultants will receive awards and the amount and type of awards. Therefore, we are not able to determine the total number of individuals who will participate in the 2022 Plan or the total amount of awards granted thereunder.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of additional shares under the 2022 Plan with the SEC pursuant to the Securities Act after approval of the amended and restated 2022 Plan by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR 2022 OMNIBUS EQUITY INCENTIVE PLAN, AND ADOPT THE FOLLOWING RESOLUTION:

“RESOLVED, that the amended and restated 2022 Omnibus Equity Incentive Plan is hereby APPROVED.”

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Proposal No. 5: To Adopt and Approve an Amendment to Our Second Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of our Issued Shares of Common Stock at a Ratio Within the Range of Not Less Than 1-for-10 and Not Greater Than 1-for-50, with the Exact Ratio Within Such Range to be Determined at the Sole Discretion of our Board of Directors, Without Further Approval or Authorization of our Stockholders Before the Filing of an Amendment to the Second Amended and Restated Certificate of Incorporation Effecting the Proposed Reverse Stock Split.

What am I voting on?

Adoption and approval of an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of an amendment to the Second Amended and Restated Certificate of Incorporation effecting the proposed reverse stock split.

Vote recommendation:	“FOR” the adoption and approval of the amendment to our Second Amended and Restated Certificate of Incorporation to effect the proposed reverse stock split.
Vote required:	The affirmative vote of the holders of a majority of the votes cast on the proposal.
Effect of abstentions:	None.
Effect of broker non-votes:	None.

General

At the Annual Meeting, stockholders will be asked to adopt and approve an amendment (attached as Annex C to this proxy statement; the “Reverse Split Charter Amendment”) to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Split”) of the Company’s common stock at a ratio within the range of not less than 1-for-50 and not greater than 1-for-10 (the “Split Range”), with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of the Reverse Split Charter Amendment effecting the proposed Reverse Split. As set forth on Annex C, by adoption and approval of this Proposal No. 5, the stockholders will be deemed to have adopted and approved an amendment to effect the Reverse Split at each of the ratios between and including 1-for-10 and 1-for-50.

Notwithstanding the foregoing, no such amendment or any Reverse Split will occur until the Reverse Split Charter Amendment in the form attached to this proxy statement as Annex C is filed with the Secretary of State of the State of Delaware and becomes effective. If Proposal No. 5 is adopted and approved and the board of directors decides to proceed with the Reverse Split, the board of directors will determine the exact reverse split ratio within the Split Range, which ratio will be included in a public announcement made prior to the effectiveness of the Reverse Split Charter Amendment, and any amendment to effect the Reverse Split at the other ratios within the Split Range adopted and approved by the board of directors and stockholders will be abandoned. The Company may effect only one reverse stock split in connection with this proposal. Upon the effectiveness of the Reverse Split Charter Amendment effecting the Reverse Split (the “Split Effective Time”), the issued shares of our common stock immediately prior to the Split Effective Time will be reclassified into a smaller number of shares of common stock within the specified range, such that a holder of common stock of the Company will own one share of our common stock for the specified number of shares of common stock held by that stockholder immediately prior to the Split Effective Time, which number will be determined by the board of directors within the Split Range.

The form of the Reverse Split Charter Amendment to effect the Reverse Split, as more fully described below, will affect the Reverse Split but will not change the number of authorized shares of common stock or preferred stock, or the par value of the Company’s common Stock or preferred stock.

In the event of stockholder adoption and approval of both the Capitalization Increase and the Reverse Split, the board of directors will have discretion as to whether to effect neither, one, or both proposals.

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Purpose

Our board of directors approved the proposal approving the Reverse Split Charter Amendment effecting the Reverse Split because it believes that:

●	seeking stockholders approval and adoption of the Reverse Split Charter Amendment to effect the Reverse Split at the discretion of the board of directors is advisable and in the best interests of the Company and its stockholders;

●	effecting the Reverse Split may be an effective means of avoiding a delisting of the Company’s common stock from Nasdaq in the future;

●	an investment in the Company’s common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients and investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks;

●	analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and that most investment funds are reluctant to invest in lower priced stocks; and

●	a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees.

If the Reverse Split successfully increases the per share price of our common stock, the board of directors believes this increase may increase trading volume in our common stock and facilitate future financings by the Company.

Nasdaq Requirements for Continued Listing

Our common stock is listed on The Nasdaq Global Market under the symbol “ZVSA.” On June 9, 2023, we received a letter from the Listing Qualifications Staff of Nasdaq indicating that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company was not currently in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Global Market (the “Minimum Bid Price Requirement”), as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Nasdaq Notice”).

The Nasdaq Notice had no immediate effect on the continued listing status of the Company’s common stock on The Nasdaq Global Market, and, therefore, the Company’s listing remains fully effective.

The Company was provided a compliance period of 180 calendar days from the date of the Nasdaq Notice, or until December 6, 2023, to regain compliance with the Minimum Bid Price Requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A). If at any time before December 6, 2023, the closing bid price of the Company’s common stock closes at or above $1.00 per share for 10 consecutive business days, Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Bid Price Requirement, and the matter would be resolved. If the Company does not regain compliance during the compliance period ending December 6, 2023, then Nasdaq may grant the Company a second 180 calendar day period to regain compliance, provided the Company (i) meets the continued listing requirement for market value of publicly-held shares and all other initial listing standards for The Nasdaq Global Market, other than the Minimum Bid Price Requirement and (ii) notifies Nasdaq of its intent to cure the deficiency.

Accordingly, we believe that the Reverse Split is our best proactive option for meeting the Minimum Bid Price Requirement for continued listing on The Nasdaq Global Market. A decrease in the number of outstanding shares of our common stock resulting from the Reverse Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the Minimum Bid Price Requirement of The Nasdaq Global Market following the Reverse Split.

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Potential Increased Investor Interest

On August 28, 2023, the closing price of a share of our common stock on Nasdaq was $0.149 per share. An investment in our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our board of directors believes that most investment funds are reluctant to invest in lower priced stocks.

There are risks associated with the Reverse Split, including that the Reverse Split may not result in an increase in the per share price of our common stock.

We cannot predict whether the Reverse Split will increase the market price for our common stock in the future. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of our common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Split;

●	the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

●	the Reverse Split will result in a per share price that will increase the ability of the Company to attract and retain employees; or

●	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq for continued listing, or that we will otherwise meet the requirements of Nasdaq for inclusion for trading on Nasdaq.

The market price of our common stock will also be based on performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

Principal Effects of the Reverse Split

The Reverse Split Charter Amendment to effect the Reverse Split is set forth in Annex C to this proxy statement.

The Reverse Split will be effected simultaneously for all issued shares of our common stock. The Reverse Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except with respect to the treatment of fractional shares. The Reverse Split will not change the terms of our common stock. Additionally, the Reverse Split will have no effect on the number of shares of common stock that we are authorized to issue. After the Reverse Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. Shares of our common stock issued pursuant to the Reverse Split will remain fully paid and nonassessable. The Reverse Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. If after aggregating any stockholder’s shares of common stock following the Reverse Split any stockholder would otherwise be entitled to receive a fractional share of common stock as a result of the Reverse Split, we will issue an additional fraction of a share of common stock to such holder, which fraction, when combined with the fraction resulting from the Reverse Split, will equal a whole share of common stock, such that no holder will continue to hold fractional shares following the Reverse Split.

Procedure for Effecting the Reverse Split and Exchange of Stock Certificates

If our common stockholders approve the Reverse Split Charter Amendment, and if our board of directors still believes that a reverse stock split is in the best interests of the Company, we will file the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware at such time as our board of directors has determined to be the appropriate Split Effective Time. Our board of directors may delay effecting the Reverse Split without resoliciting stockholder adoption and approval thereof. Beginning at the Split Effective Time, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

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As soon as practicable after the Split Effective Time, our stockholders will be notified that the Reverse Split has been effected. We do not have physical certificates for our common stock and, as such, no exchange of such certificates will be necessary.

In the event of stockholder adoption and approval of both the Capitalization Increase and the Reverse Split, the board of directors will have discretion as to whether to effect neither, one, or both proposals.

Fractional Shares

If after aggregating any stockholder’s shares of common stock following the Reverse Split any stockholder would otherwise be entitled to receive a fraction of a share of common stock as a result of the Reverse Split, we will issue an additional fraction of a share of common stock to such holder, which fraction, when combined with the fraction resulting from the Reverse Split, will equal a whole share of common stock, such that no holder will continue to hold fractional shares following the Reverse Split.

By approving the Reverse Split Charter Amendment, stockholders will be approving the combination of a whole number of shares of the Company’s common stock not less than 1-for-10 and not greater than 1-for-50 into one share of the Company’s common stock, with the amendment setting forth the actual ratio to be determined by our board of directors. Furthermore, by adoption and approval of this Proposal No. 5, the stockholders will be deemed to have adopted and approved an amendment to effect the Reverse Split at each of the ratios between and including 1-for-10 and 1-for-50.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company’s board of directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company’s board of directors and stockholders. Other than the proposals being submitted to our common stockholders for their consideration at the Annual Meeting, the Company’s board of directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Material U.S. Federal Income Tax Consequences of the Reverse Split

The following is a summary of the material anticipated Federal income tax consequences of the Reverse Split to our stockholders. This summary is based on the Federal income tax laws as now in effect and as currently interpreted; it does not take into account possible changes in the tax laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This summary does not purport to address all aspects of the possible Federal income tax consequences of the Reverse Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the Federal income tax consequences to stockholders in light of their individual investment circumstances or to holders subject to special treatment under the Federal income tax laws (for example, life insurance companies, financial institutions, tax-exempt organizations, regulated investment companies and foreign taxpayers).

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The summary does not address any consequence of the Reverse Split under any state, local, or foreign tax laws.

We will not obtain a ruling from the Internal Revenue Service (the “IRS”) regarding the Federal income tax consequences to our stockholders as a result of the Reverse Split. Accordingly, WE ENCOURAGE EACH STOCKHOLDER TO CONSULT THEIR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE POTENTIAL REVERSE SPLIT, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX LAWS.

The Reverse Split is intended to qualify as a “recapitalization” as described in Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, neither we nor any stockholder will recognize any gain or loss. For exchanging stockholders, the aggregate basis of the shares of common stock received in the Reverse Split will be the same as the aggregate basis of the shares of common stock reclassified into such shares of common stock in the Reverse Split. Similarly, the holding period for common stock received as a result of the Reverse Split will include the holding period of the shares of common stock surrendered in exchange thereof.

Reporting Requirements

If the Reverse Split qualifies as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code, each Company U.S. holder who receives shares of our common stock in the Reverse Split is required to retain permanent records pertaining to the Reverse Split, and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all transferred property, and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Additionally, Company U.S. holders who owned immediately before the Reverse Split at least five percent (by vote or value) of the total outstanding stock of the Company are required to attach a statement to their tax returns for the year in which the Reverse Split is consummated that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the Company U.S. holder’s tax basis in such holder’s our common stock surrendered in the Reverse Split, the fair market value of such stock, the date of the Reverse Split and the name and employer identification number of the Company. Company U.S. holders are urged to consult with their tax advisors to comply with these rules.

Information Reporting and Backup Withholding

A Company U.S. holder may be subject to information reporting and backup withholding for U.S. federal income tax purposes in connection with the Reverse Split. Backup withholding should not apply, however, to a U.S. holder who (i) furnishes a correct taxpayer identification number, certifies that the holder is not subject to backup withholding on IRS Form W-9 or a substantially similar form and otherwise complies with all the applicable requirements of the backup withholding rules, or (ii) certifies that the holder is otherwise exempt from backup withholding. If a U.S. holder does not provide a correct taxpayer identification number on IRS Form W-9 or other proper certification, the stockholder may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules are not an additional tax and generally may be refunded or allowed as a credit against the federal income tax liability of a Company U.S. holder, if any, provided the required information is timely furnished to the IRS. Company U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding, the procedures for obtaining such an exemption, and in the event backup withholding is applied, to determine if any tax credit, tax refund, or other tax benefit may be obtained.

The foregoing summary is of a general nature only and is not intended to be, and should not be construed to be, legal, business, or tax advice to any particular Company U.S. holder. This summary does not take into account your particular circumstances and does not address consequences that may be particular to you. Therefore, you should consult your tax advisor regarding the particular U.S. federal income tax consequences of the Reverse Split to you, including any tax consequences arising under U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S COMMON STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 5 TO ADOPT AND APPROVE AN AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY EFFECTING THE REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO WITHIN THE RANGE OF NOT LESS THAN 1-FOR-10 AND NOT GREATER THAN 1-FOR-50 to be Determined at the Sole Discretion of the Board of Directors, Without Further Approval or Authorization of Stockholders Before the Filing of an Amendment to the Second Amended and Restated Certificate of Incorporation Effecting the Proposed Reverse Stock Split.

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EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names and ages of all of our executive officers and directors as of September 11, 2023.

Name	Age	Position
Stephen C. Glover	64	Chief Executive Officer, President, and Chairman
Karen A. Cashmere	71	Chief Commercial Officer
Peter Wolfe	56	Chief Financial Officer and Secretary
Pablo A. Guzman, M.D.	74	Chief Medical Officer and Senior Vice President of Medical Affairs
Robert G. Finizio	52	Director
Gregory Freitag	61	Director
Min Chul Park, Ph.D.	42	Director
James Sapirstein	61	Director

Executive Officers

Biographical information regarding our executive officers as of September 11, 2023 is set forth below. Our executive officers are appointed by our board of directors.

Stephen C. Glover. Mr. Glover is one of our co-founders and has served as our Chief Executive Officer, President, and Chairman since December 2022. Mr. Glover served as Chief Executive Officer and President of Old ZyVersa from March 2014 to December 2022, a member of the board of directors from March 2014 to September 2021, and Chairman from September 2021 to December 2022. Mr. Glover is formerly the Co-Founder of Coherus Biosciences where he was focused on business strategy, partnerships, product development efforts, and capitalization of the company. Prior to Coherus, he was the President of Insmed Therapeutic Proteins (from 2007 to 2010), as well as Chief Business Officer of Insmed Incorporated (from 2007 to 2010). At Insmed, Mr. Glover was responsible for the creation of the biosimilar business unit and the divestiture of the business to Merck. As Chief Business Officer he led Insmed’s strategic review process which resulted in the merger of Insmed and Transave. Prior to Insmed, Mr. Glover held the position of Senior Vice President and General Manager at Andrx Laboratories (from 2004 to 2005) and Andrx Therapeutics (from 2005 to 2006), both divisions of Andrx Corporation. At Andrx Mr. Glover was responsible for the strategy and operation of the Andrx Labs which developed and marketed products in metabolic diseases and Men’s Health, and Andrx Therapeutics which was focused on the development of new controlled release products and contract manufacturing. He earlier held multiple sales, marketing, and operational roles at Hoffman LaRoche from (1984 to 1995), Amgen Inc. (from 1995 to 1998), and IMS Health (from 1998 to 2001). Mr. Glover received his B.S. in Marketing from Illinois State University. Mr. Glover has multifaceted experience in Fortune 100, start up, and entrepreneurial environments and he serves on the Boards of PDS Biotechnology, The Coulter Foundation (University of Miami) and Asclepius Lifesciences. Mr. Glover was selected to serve on our board of directors based on his extensive experience in the therapeutics industry, his deep knowledge of ZyVersa and his ongoing experience as a board member of other life sciences companies. Mr. Glover was appointed to our board of directors by ZyVersa pursuant to the Business Combination Agreement.

Karen A. Cashmere. Ms. Cashmere has served as our Chief Commercial Officer since December 2022. Ms. Cashmere served in the same capacity at Old ZyVersa from January 2019 to December 2022, and as Acting Vice President, Development and Marketing from August 2014 to January 2019. Ms. Cashmere has more than 25 years’ experience in business planning and execution for biopharmaceutical and medical device companies ranging in size from start-up to Fortune 100 companies. She formerly led the Marketing Communications function at Mako Surgical Corporation, an emerging robotic orthopedics company, where she was responsible for creating awareness and driving sales of Robotic Arm Systems priced at over $1Million each and their associated implants for partial knee and total hip arthroplasty. Ms. Cashmere also served as Sr. Vice President, New Product Marketing at Auxilium Pharmaceuticals, an emerging pharmaceutical company focused on men’s health and orphan indications. Responsibilities included creation of the New Product Marketing Business Unit, strategic opportunity assessment, pipeline prioritization, commercial oversight of clinical development, and masterminding new product commercialization strategies. Ms. Cashmere led Auxilium’s strategic partnership review process, resulting in out-licensing European rights of a key asset with multiple indications, Xiaflex, to Pfizer. Prior to Auxilium, Ms. Cashmere was Sr. Director, Marketing at Andrx Laboratories, responsible for a newly created business unit focusing on commercialization of pipeline products for men’s health. Earlier she held strategic marketing positions at Noven, Serono, and Abbott.

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Peter Wolfe. Mr. Wolfe has served as our Chief Financial Officer and Secretary since December 2022. Mr. Wolfe served as Senior Vice President, Finance and Administration at Old ZyVersa from 2019 to December 2022, and prior to that had served as Vice President of Finance from October 2015 to 2019. Mr. Wolfe has spent his career in various financial roles in the financial services, specialty finance, and the pharmaceutical/healthcare industries. Most recently Mr. Wolfe has spent his time cultivating start-up organizations in various healthcare entities, often dealing with complicated business models to develop a financial framework for success for many of these first of their kind businesses. Mr. Wolfe has spent the last 24 years of his career in the healthcare industry with one fourth of that time spent at Kos Pharmaceuticals, a publicly traded, fully-integrated specialty pharmaceutical company. Mr. Wolfe has his BBA from the University of Miami and his MBA from the University of Pittsburgh.

Pablo A. Guzman, M.D. Dr. Guzman has served as our Chief Medical Officer and Senior Vice President of Medical Affairs since January 2023. Prior to that, he we a consultant with us beginning January 2015. Since 2017, Dr. Guzman has served on the Scientific Advisory Board at Therapeutic Solutions International, Inc., a company focused on immune modulation. He received his Bachelor’s degree in Biology from St Peter’s University in Jersey City in 1971, his Medical Degree from the University of Puerto Rico School of Medicine in 1975, and his Interventional Cardiology Fellowship at The Johns Hopkins Hospital in Baltimore in 1980. He is Board certified in Internal Medicine (1978) and Cardiovascular Diseases (1981). He joined the staff at Johns Hopkins in 1980 and his duties included patient care, teaching, and both clinical and basic science research in the dog lab. He has over 30 articles in peer reviewed journals and many abstracts, some of them presented in national meetings including the American Heart Association and the American College of Cardiology. While at Hopkins, he became a Fellow of the American Heart Association Council on Clinical Cardiology, a member of the North American Society of Pacing and Electrophysiology, and a Fellow of The American College of Cardiology and served as the Assistant Director of the cardiac catheterization lab and Co-director of the permanent pacemaker lab and Co-director of the cardiac catheterization lab at Baltimore City Hospital (Now Francis Scott Key Hospital). Dr. Guzman practiced Medicine/Interventional Cardiology in South Florida for 35 years and in 1987 Dr. Guzman designed and became the Director of the Cardiac Catheterization Lab at Boca Raton Community Hospital (now Boca Regional Hospital) and a Fellow of the Society for Cardiac Angiography and Interventions. He then became the Associate Director of the Cardiac catheterization Laboratory at North Ridge Medical Center. He is a past president of the Caducean Society of Greater Fort Lauderdale, a past Chief of the Department of Cardiovascular and Pulmonary Diseases at North Ridge Medical Center. Dr. Guzman was a managing partner of Cardiology Associates of Fort Lauderdale, and a past member of The Broward County Medical Association and sits on the Board of Trustees at Holy Cross Health, a member of Trinity Health since 2015. He sits on the Scientific Advisory Board of Campbell Neurosciences Inc. and Therapeutics Solutions International.

Non-Employee Directors

Biographical information as of September 11, 2023 and the attributes, skills, and experience of each director that led our nominating and corporate governance committee and our board of directors to determine that such individual should serve as a director are discussed below.

Robert G. Finizio. Mr. Finizio has served as a member of our board of directors since December 2022. Mr. Finizio served in the same capacity at Old ZyVersa from September 2018 to December 2022. Mr. Finizio is currently the Executive Director of PleoPharma a, pharmaceutical development company focused on finding safe and effective FDA approved treatments for substance use disorders where therapies are lacking. Mr. Finizio is the Co-Founder of TherapeuticsMD Inc., an innovative women’s health pharmaceutical company, and served as its Chief Executive Officer and Director from 2008 to November 2021. With over 20 years of healthcare experience, Mr. Finizio started his career in an operational role at Endoscopy Specialist, Inc. (ESI), a leader in laparoscopic equipment outsourcing and intraoperative technical support. During his tenure at ESI, Mr. Finizio advanced to a regional management role, eventually leaving to join Omnicell Technologies, a leader in pharmacy automation. While at Omnicell, Mr. Finizio served as a sales director, ultimately leaving the company to co-found CareFusion in 2001. CareFusion was a pioneer in hospital patient safety systems for Medication, Blood, and Specimen verification at the point of care. Mr. Finizio co-founded TherapeuticsMD in 2008, combining his background in women’s healthcare, pharmaceutical technology, clinical software, and patient safety. Mr. Finizio sits on the board of directors for two non-profit organizations, BioFlorida and the Boca Raton Police Foundation. Prior to his healthcare career, Mr. Finizio, a University of Miami graduate who earned a Bachelor of Arts degree majoring in Premed and Psychology, taught English in Osaka, Japan.

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Mr. Finizio was selected to serve on our board of directors based on his extensive experience with early-stage company development in the healthcare industry. Mr. Finizio was appointed to our board of directors by ZyVersa pursuant to the Business Combination Agreement.

Gregory Freitag. Gregory Freitag has served as a member of our board of directors since January 2023. Mr. Freitag is currently a member of the board of directors of PDS Biotechnology Corporation (Nasdaq: PDSB), a clinical-stage immunotherapy company developing a growing pipeline of targeted cancer and infectious disease immunotherapies based on its proprietary Veramune and Infectimune T cell-activating platforms. He is also on the board of directors of Axogen, Inc. (Nasdaq: AXGN), a leading regenerative medicine company dedicated to peripheral nerve repair. Mr. Freitag was Axogen’s Special Counsel from June 2020 until March 2021, General Counsel from September 2011 until June 2020, Chief Financial Officer from September 2011 until May 2014 and August 2015 until March 2016, and Senior Vice President Business Development from May 2014 until October 2018. Mr. Freitag was the Chief Executive Officer, Chief Financial Officer, and a member of the board of directors of LecTec Corporation, an intellectual property licensing and holding company that merged with Axogen Inc. in September 2011, from June 2010 until September 2011. From May 2009 to the present, Mr. Freitag has been a principal of FreiMc, LLC, a healthcare and life science consulting and advisory firm he founded that provides strategic guidance and business development advisory services. Prior to founding FreiMc, LLC, Mr. Freitag was a Director of Business Development at Pfizer Health Solutions, a former subsidiary of Pfizer, Inc., from January 2006 until May 2009. From July 2005 to January 2006, Mr. Freitag worked for Guidant Corporation in the business development group. Prior to Guidant Corporation, Mr. Freitag was the Chief Executive Officer of HTS Biosystems, a biotechnology tools start-up company, from March 2000 until its sale in early 2005. Mr. Freitag was the Chief Operating Officer, Chief Financial Officer and General Counsel of Quantech, Ltd., a public point of care diagnostic company, from December 1995 to March 2000. Prior to that time, Mr. Freitag practiced corporate law in Minneapolis, Minnesota. Mr. Freitag holds a J.D. from the University of Chicago and a B.A. in Economics & Business and Law & Society from Macalester College, Minnesota.

Mr. Freitag was selected to serve on the Board and as the chair of the Company’s audit committee because of his proven leadership and experience as a senior-level executive, his particular knowledge of public companies, including reporting, compliance and financial markets related thereto, his finance management and legal expertise, his former position as a public company chief financial officer and over 30 years of experience in the life sciences sector.

Min Chul Park, Ph.D. Dr. Park has served as a member of our board of directors since December 2022. Mr. Park served in the same capacity at Old ZyVersa from May 2021 to December 2022. Dr. Park is an Assistant Professor at Inje University’s College of Pharmacy. Dr. Park was formerly the Chief Executive Officer, and Director of Curebio Therapeutics, a biopharmaceutical company in Seoul, Korea, which develops peptide drugs for cancer, alopecia, and wound care, from October 2020 to April 2022. Dr. Park also served as Executive Vice President, CTO, and Director of Curebio from August 2017 to March 2022. Dr. Park served as an Adjust Professor at Korea University’s Department of Pharmacy from March 2019 to February 2022. With 10 years in the pharmaceutical industry, Dr. Park has worked in the field of drug target discovery, assay development, and drug candidate optimization. He has expertise in basic and applied molecular and cellular biology. In his former role at Curebio Therapeutics, Dr. Park led financing and business development deals, including co-development agreements with three pharmaceutical companies, and one in-license deal. Additionally, he developed cosmetic peptides, and he co-developed antibodies, circulating tumor cell-based diagnostics, and a cancer stem cell assay system. Additionally, Dr. Park is a co-founder of TME Therapeutics, Co. and is currently on its Scientific Advisory Board.

Until 2017, Dr. Park was CEO and Director at Neomics Co. in Seoul, Korea, where he helped expand the contract experiment and biomaterial business, and he led efforts to merge Neomics with Curebio and Bumyoung Bio Co., Ltd to form Curebio. Dr. Park developed cosmetic peptides, and a dermatology peptide drug candidate that he out-licensed. Dr. Park began his career as a Senior Research Associate at Medicinal Bioconvergence Research Center at Seoul National University, where he developed and led an out-licensing deal for an exosome isolation device, and he was responsible for two out-licensing deals for an anti-tumorigenic peptide. Dr. Park obtained his Ph.D. in pharmaceutical bioscience at the Seoul National University, Department of Pharmacy.

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Dr. Park was selected to serve on our board of directors based on his in-depth knowledge of the pharmaceutical industry and drug development technology. Dr. Park was appointed to our board of directors by ZyVersa pursuant to the Business Combination Agreement.

James Sapirstein. James Sapirstein has served as a member of our board of directors since January 2023. Mr. Sapirstein is currently the Chairman, Chief Executive Officer and President of First Wave BioPharma, Inc. (Nasdaq: FWBI). Mr. Sapirstein started his career in smaller biotech companies when he later joined Gilead Sciences, Inc. in order to lead the Global Marketing team in its launch of Viread (tenofovir). In 2002, he accepted the position of Executive Vice President, Metabolic and Endocrinology, for Serono Laboratories. Later, in 2006, he became the founding Chief Executive Officer of Tobira Therapeutics, Inc., then a private company. Tobira Therapeutics was acquired by Allergan in 2016. In 2012, Mr. Sapirstein became the Chief Executive Officer of Alliqua, Inc. Thereafter, he served as Chief Executive Officer of Contravir Pharmaceuticals from March 2014 until October 2018. All of these are publicly listed companies. Mr. Sapirstein has raised over $300 Million dollars in venture capital and public capital markets financing in his various engagements as Chief Executive Officer. He was named as a Finalist for the Ernst & Young Entrepreneur of the Year award in 2015 as well as in 2016. In addition to being a board member of First Wave Bio Pharma, Mr. Sapirstein currently holds board positions on Enochian Biosciences Inc (Nasdaq: ENOB) and Blue Water Biotech, Inc. (Nasdaq: BWV). He was Chairman of the Board for BioNJ, an association of biopharma industries in New Jersey from February 2017 to February 2019. In addition, he is a member of the Board of Directors for BIO (Biotechnology Innovation Organization), the leading biotechnology trade organization promoting public policy and networking in the healthcare space, where he sits on the Emerging Companies Section Governing Board.

Mr. Sapirstein was selected to serve as a member of the board of directors because of his extensive experience as an executive in the biotech and pharmaceutical sectors and as a director for multiple public companies in such sectors.

Board Diversity Matrix

The following matrix is provided in accordance with applicable Nasdaq listing requirements:

Board Diversity Matrix (as of September 11, 2023)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

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CORPORATE GOVERNANCE AND BOARD MATTERS

Family Relationships

There are no family relationships among the members of the board of directors and executive officers.

Independence of the Board of Directors

As required under The Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The board of directors consults with our counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the board of directors has affirmatively determined that all of our current directors, other than Mr. Glover due to his position as our current Chief Executive Officer and President, are independent within the meaning of the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. In making this determination, the board of directors found that none of the independent nominees for director had a material or other disqualifying relationship with the Company.

Board Leadership Structure

Stephen C. Glover serves as the Chairman of our board of directors, as well as our Chief Executive Officer and President. Our board of directors periodically monitors the potential benefits and consequences of splitting the roles of Chairman and principal executive officer, but has determined that, at this time, it is appropriate and in our best interest for such roles to remain vested in one person due to our current size, the size of our board of directors, and the participation of our independent directors in the oversight of our operations and strategy. Our board of directors does not have a lead independent director, as we believe that the current size of our board of directors permits all of our independent directors to actively participate in this oversight role. As we grow in size, our board of directors will continue to evaluate the appropriateness of splitting the roles of Chairman and principal executive officer and creating a lead independent director position.

As discussed above, except for our Chief Executive Officer, our board of directors is comprised of independent directors. The active involvement of these independent directors, combined with the qualifications and significant responsibilities of our Chief Executive Officer, provide balance in the board of directors and promote strong, independent oversight of our management and affairs.

Role of the Board of Directors in Risk Oversight

The board of directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The board of directors regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with each. The audit committee’s charter mandates the audit committee to review and discuss with management and our independent registered public accounting firm, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. The compensation committee is responsible for supervising, administering and evaluating incentive, equity-based and other compensatory plans of the Company in which executive officers and key employees participate. The nominating and corporate governance committee manages risks associated with the independence of the board of directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks.

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In addition, the Company has embedded environmental, social, and governance (“ESG”) considerations in our governance structures (including in the charters of the nominating and corporate governance and the audit committees of our board of directors), strategies, risk management, and reporting. Board of directors oversight of ESG matters is integrated into our governance structures, including the nominating and corporate governance committee responsibility in reviewing the Company’s policies, practices and disclosures with respect to sustainability and ESG factors; the audit committee responsibility for reviewing management’s use of non-GAAP ESG measures and metrics; and the compensation committee’s responsibility for reviewing and discussing with management our initiatives, programs and approach regarding diversity, equity and inclusion. The Company’s management works to identify priority ESG issues for the Company.

Meetings of the Board of Directors

Our board of directors met four times during 2022. Each member of the board of directors attended 75% or more of the aggregate number of meetings of the board of directors and of the committees on which the member served, held during the portion of 2022 for which the member was a director or committee member.

As required under applicable Nasdaq listing standards, during the fiscal year ended December 31, 2022, the Company’s independent directors met at least twice in regularly scheduled executive sessions at which only independent directors were present.

Committees of the Board of Directors

The board of directors has an audit committee, a compensation committee, and a nominating and corporate governance committee. The nominating and corporate governance committee was formed in January 2023. The board of directors has adopted a written charter for each committee that is available to stockholders on the Investors Relations section of our website at http://www.zyversa.com.

The following table provides membership information for each of the committees of the board of directors during 2022:

Name	Audit	Compensation
David S. Briones(1)
Robert G. Finizio(2)	√	√*
Stephen C. Glover(3)
Raj Mehra(4)	√	√
Daniel J. O’Connor(5)	√*
Min Chul Park, Ph.D.(6)	√	√
Gregory Skalicky(7)	√*	√
Christopher Twitty(8)	√	√

*	Committee Chairperson

(1)	Mr. Briones ceased serving as a member of the board of directors in December 2022 in accordance with the terms of the Business Combination Agreement.

(2)

Mr. Finizio was appointed to the board of directors in December 2022 in accordance with the terms of the Business Combination Agreement. As part of his appointment, Mr. Finizio succeeded Mr. Twitty as the Chairperson of the Compensation Committee and was appointed to the Audit Committee.

(3)	Mr. Glover was appointed to the board of directors in December 2022 in accordance with the terms of the Business Combination Agreement.

(4)	Mr. Mehra ceased serving as a member of the board of directors and all committees thereof in December 2022 in accordance with the terms of the Business Combination Agreement.

(5)

Mr. O’Connor was appointed to the board of directors in December 2022 in accordance with the terms of the Business Combination Agreement. Mr. O’Connor was appointed to the Audit Committee in December 2022 and succeeded Mr. Skalicky as the Chairperson of the Audit Committee. Mr. Gregory Freitag was appointed as Chairperson of the Audit Committee in January 2023 in place of Mr. O’Connor. Mr. O’Connor resigned from the board of directors and all committees thereof in May 2023.

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(6)

Dr. Park was appointed to the board of directors in December 2022 in accordance with the terms of the Business Combination Agreement. As part of Dr. Park’s appointment to the board of directors, Dr. Park was appointed as a member of the Audit Committee and the Compensation Committee.

(7)	Mr. Skalicky ceased serving as a member of the board of directors and all committees thereof in December 2022 in accordance with the terms of the Business Combination Agreement.

(8)

Mr. Twitty ceased serving as a member of the board of directors and all committees thereof in December 2022 in accordance with the terms of the Business Combination Agreement. Mr. Finizio was appointed to the Compensation Committee in December 2022 and succeeded Mr. Twitty as the Chairperson of the Compensation Committee.

The following table provides membership information for each of the committees of the board of directors as of September 1, 2023:

Name	Audit	Compensation	Nominating and Corporate Governance
Robert G. Finizio	√	√*
Gregory Freitag	√*		√
Stephen C. Glover
Min Chul Park, Ph.D.	√	√
James Sapirstein		√	√

*	Committee Chairperson

(1)	Dr. Rupalla ceased serving as a member of the board of directors in May 2023.

Below is a description of the audit committee, compensation committee, and nominating and corporate governance committee of the board of directors. Our board of directors may from time to time establish other committees. The Company’s Chief Executive Officer and other executive officers regularly report to the non-executive directors and the audit committee, the compensation committee, and the nominating and corporate governance committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of our board of directors provides appropriate risk oversight of the Company’s activities. Each of the committees has authority to engage legal counsel and other advisors, as each deems necessary or appropriate to carry out such committee’s duties and responsibilities.

Audit Committee

Our board of directors has determined that each member of the audit committee qualifies as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act. The audit committee held four meetings and acted through written consent in lieu of holding a meeting zero times during 2022.

The board of directors determined that Gregory G. Freitag qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The board of directors made a qualitative assessment of Mr. Freitag’s level of knowledge and experience based on a number of factors, including his educational background, past experience including as CFO of numerous companies, and service on other boards of directors.

The purpose of the audit committee is to assist the board of directors in fulfilling its responsibility to oversee: (a) the integrity of the Company’s financial statements, the Company’s accounting and financial reporting processes and financial statement audits, (b) the Company’s compliance with legal and regulatory requirements, (c) the Company’s systems of internal control over financial reporting and disclosure controls and procedures, (d) the independent auditor’s engagement, qualifications, performance, compensation and independence, (e) review and approval of related party transactions in accordance with the Policies and Procedures for Related Party Transactions, (f) compliance with the Company’s Code of Business Conduct and Ethics and the Audit Committee Procedures for Reporting Potential Wrongdoing, (g) the communication among the Company’s independent auditors, the Company’s financial and senior management and the board of directors, and (h) assessment and management of risk, including oversight of information technology and cybersecurity risk management. Our board of directors has adopted a written charter for the audit committee, which is available free of charge on our corporate website (http://www.zyversa.com).

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Report of the Audit Committee of the Board of Directors

The audit committee reviewed and discussed the audited financial statements for the year ended December 31, 2022 with the Company’s management. The audit committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee also received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Gregory Freitag (Chairperson)

Robert G. Finizio

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our board of directors has determined that each member of the compensation committee qualifies as an independent director under the Nasdaq Listing Rules. The compensation committee held one meeting and acted through written consent in lieu of holding a meeting zero times during 2022.

The purpose of the compensation committee is to evaluate, recommend, approve and review executive officer and director compensation arrangements, plans and programs of the Company and to administer the Company’s cash-based and equity-based plans for employees and consultants. The compensation committee’s principal functions are to: (1) review and approve all forms of non-equity and equity-based compensation of the Company’s executive officers and directors; (2) administer the Company’s equity-based compensation plans; and (3) produce an annual report on executive compensation for use in the Company’s proxy statement to the extent required under the federal securities laws. Our board of directors has adopted a written charter for the compensation committee, which is available free of charge on our corporate website (http://www.zyversa.com).

Compensation Committee Processes and Procedures

Typically, the compensation committee will meet at least twice annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chairperson of the compensation committee, in consultation with the Chief Executive Officer. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in compensation committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding the Chief Executive Officer’s compensation.

The compensation committee may delegate such of its authority and responsibilities as it deems proper to subcommittees of the compensation committee, subject to all applicable laws and regulations.

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Under its charter, the compensation committee has the sole authority and right, at the expense of the Company, to retain legal and other consultants, experts and advisers of its choice to assist the compensation committee in connection with its functions, including any studies or investigations, and has direct oversight of the work performed by such advisers. In connection with the retention of such advisers (other than in-house legal counsel), the compensation committee must consider the factors related to the independence of such advisers, including with respect to each such adviser (or the adviser’s employer): (a) the provision of other services to the Company by such adviser (or their employer); (b) the amount of fees received from the Company, as a percentage of the total revenue of such adviser (or their employer); (c) the policies and procedures of such adviser (or their employer) that are designed to prevent conflicts of interest; (d) any business or personal relationship of such adviser (or their employer) with a member of the compensation committee or an executive officer of the Company; (e) any shares of Company capital stock or other Company securities owned by such adviser (or their employer); and (f) such other factors as the compensation committee deems relevant or may be required from time to time pursuant to the applicable SEC rules or the Exchange Act; however, there is no requirement that any adviser be independent. The compensation committee has the sole authority to approve the fees and other retention terms of such advisers.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee was at any time during fiscal year 2022, or at any other time, one of our officers or employees. None of our executive officers have served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our board of directors or member of our compensation committee.

Nominating and Corporate Governance Committee

Our board of directors has determined that each member of the nominating and corporate governance committee qualifies as an independent director under the Nasdaq Listing Rules. The nominating and corporate governance committee was formed in January 2023 and, as such, did not hold any meetings or act by written consent in lieu of holding meetings during 2022.

The purpose of the nominating and corporate governance committee is to exercise general oversight with respect to the governance of the board of directors of the Company by (i) identifying, reviewing the qualifications of, and recommending to the board of directors proposed nominees for election to the board of directors , consistent with criteria approved by the board of directors , (ii) selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (iii) overseeing the annual evaluation of the board of directors and management, and (iv) recommending director nominees to the board of directors for each committee of the board of directors. Our board of directors has adopted a written charter for the nominating and corporate governance committee, which is available free of charge on our corporate website (http://www.zyversa.com).

The nominating and corporate governance committee makes recommendations to the full board of directors regarding the size of the board of directors, the composition of the board of directors, the process for filling vacancies on the board of directors and the tenure of members of the board of directors. It also makes recommendations to the board of directors regarding the criteria for board of directors and committee membership, including a description of any specific, minimum qualifications that the nominating and corporate governance committee believes must be met by a director nominee, and a description of any specific qualities or skills that the nominating and corporate governance committee believes are necessary for one or more of the Company’s directors to possess, and periodically reassesses the adequacy of such criteria and submits any proposed changes to the board of directors for approval. In identifying and evaluating proposed director candidates, the nominating and corporate governance committee considers gender and race/ethnicity diversity of the board of directors and may consider, in addition to the minimum qualifications and other criteria for board of directors membership approved by the board of directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the board of directors.

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Recently, in recruiting and nominating candidates for our board of directors, our nominating and corporate governance committee has focused on increasing diversity overall, considering, among other factors, gender, race, nationality, country of origin, and cultural diversity of potential director nominees.

The nominating and corporate governance committee will consider director candidates properly recommended by stockholders. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, based on whether or not the candidate was recommended by a stockholder. However, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate individuals for election to the board of directors, the selection and nomination of such director nominees shall be governed by such contract or other arrangement and shall not be the responsibility of the nominating and corporate governance committee. Stockholders who wish to recommend individuals for consideration by the nominating and corporate governance committee to become nominees for election to the board of directors may do so by delivering a written recommendation to the nominating and corporate governance committee at the following address: 2200 N. Commerce Parkway, Suite 208, Weston, Florida, 33326. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on the Company’s website. The Company’s Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on its corporate website (http://www.zyversa.com).

Stockholder Communications with the Board of Directors

Stockholders and interested parties may communicate with the Company’s board of directors, any committee chairperson, or the non-management directors as a group by writing to the board of directors or committee chairperson in care of ZyVersa Therapeutics, Inc. at 2200 N. Commerce Parkway, Suite 208, Weston, FL 33326, Attention: Stephen Glover and Peter Wolfe, with copies to Thompson Hine LLP at 300 Madison Avenue, 27th Floor, New York, New York 10017, Attention: Faith L. Charles. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson, or all non-management directors.

Hedging and Pledging Policy

The Company has an Insider Trading Policy that prohibit directors and employees from engaging in short sales of the Company’s securities; purchases or sales of puts, calls, or other derivative securities based on the Company’s securities; or purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities.

Our Insider Trading Policy also prohibits directors and employees from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan, subject to an exception for pledging Company securities as collateral for a loan (other than a margin loan) if the director or employee clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and upon approval by our Chief Financial Officer.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of the Company’s common stock as of September 11, 2023 by:

●	each of the Company’s executive officers, directors, and director nominees;

●	all of the Company’s executive officers, directors, and director nominees as a group; and

●	each person known to be the beneficial owner of more than 5% of the outstanding common stock of the Company.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of September 11, 2023. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of September 11, 2023 or subject to restricted stock units that vest within 60 days of September 11, 2023 are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Certain beneficial owners of our common stock own warrants to purchase shares of our common stock that contain blockers preventing the holder from exercising its warrants if as a result of such exercise the holder would beneficially own more than 4.99% or 9.99%, as applicable, of our common stock. In preparing the table below, we have given affect to those blockers where applicable. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o ZyVersa Therapeutics, Inc., 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

The beneficial ownership of our common stock is based on 30,894,188 shares of common stock issued and outstanding as of September 11, 2023, based on our knowledge and publicly available information. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o ZyVersa Therapeutics, Inc., 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and executive officers
Stephen C. Glover(1)	1,421,596	4.49%
Min Chul Park, Ph.D.(2)	33,090	*
Rob G. Finizio(3)	46,326	*
Peter Wolfe(4)	155,808	*
Karen Cashmere(5)	81,402	*
Pablo A. Guzman, M.D(6)	107,934	*
James Sapirstein	-	-
Gregory Freitag	-	-
All directors and executive officers as a group (8 individuals)	1,846,156	5.76%

Other 5% beneficial owners
Ionic Ventures LLC(7)	2,106,704	6.63%
Walleye Opportunities Master Fund(8)	3,225,167	9.99%
L1 Capital Global Opportunities Master Fund(9)	2,034,933	6.59%

*	Indicates beneficial ownership of less than 1%.

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(1)

Includes 636,584 shares of common stock held by Stephen C. Glover and affiliates, consisting of (i) 457,659 shares of common stock held of record by Stephen C. Glover; (ii) 43,847 shares of common stock held of record by MedicaRx Inc.; (iii) 85,442 shares of common stock held of record by Asclepius Life Sciences Fund, LP; and (iv) 49,636 shares of common stock held of record by Asclepius Master Fund, LTD. The amount also includes options and warrants that are exercisable as of or within 60 days of September 11, 2023 for 683,143 and 101,869, respectively, shares of common stock. Mr. Glover is the managing director of MedicaRx Inc., the managing director of Asclepius Master Fund, LTD, and the managing member of Asclepius Life Sciences Fund, LP.

(2)	Represents options that are exercisable as of or within 60 days of September 11, 2023 for 33,090 shares of common stock.

(3)	Represents options that are exercisable as of or within 60 days of September 11, 2023 for 46,326 shares of common stock.

(4)

Represents: (i) 44,585 shares of common stock; and (ii) options and warrants that are exercisable as of or within 60 days of September 11, 2023 for 81,402 and 29,821, respectively, shares of common stock.

(5)	Represents options that are exercisable as of or within 60 days of September 11, 2023 for 81,402 shares of common stock.

(6)

Represents: (i) 26,021 shares of common stock; and (ii) options and warrants that are exercisable as of or within 60 days of September 11, 2023 for 72,898 and 9,015, respectively, shares of common stock.

(7)

Consists of (i) 1,245,906 shares of common stock and (ii) warrants to purchase 860,798 shares of common stock, as disclosed in a Schedule 13G filed on May 3, 2023. According to such filing, this amount does not include all warrants that are held by the reporting person which may be exercisable but are subject to a 9.99% beneficial ownership limitation blocker contained in such warrants. The securities are held of record by Ionic Ventures LLC. Each of Brendan O’Neil and Keith Coulston are managers of Ionic Ventures LLC and have shared voting and investor control over the shares beneficially owned by Ionic Ventures LLC. The business address for Ionic Ventures, LLC is 3053 Fillmore St, Suite 256, San Francisco, CA 94123.

(8)

Consists of (i) 1,845,167 shares of common stock and (ii) warrants exercisable as of or within 60 days of September 11, 2023 for 1,382,000 shares of common stock, each held of record by Walleye Opportunities Master Fund. Walleye Opportunities Master Fund also holds an additional 12,560,119 warrants and 5,500,000 pre-funded warrants excluded as a result of the 9.99% beneficial ownership limitation contained in such warrants. William England, Chief Investment Officer of the Member of Walleye Opportunities Master Fund Ltd, has sole voting and dispositive power over the securities held by Walleye Opportunities Master Fund Ltd. The business address for Walleye Opportunities Master Fund is 190 Elgin Ave., George Town, Grand Cayman KY-9008, Cayman Islands.

(9)

Represents 2,034,933 shares of common stock and excludes warrants to purchase 799,805 shares of common stock that are not currently exercisable, as a result of a 4.99% beneficial ownership limitation blocker contained in such warrants, all as disclosed in a Schedule 13G filed on July 18, 2023. The securities are held of record by L1 Capital Global Opportunities Master Fund. David Feldman and Joel Arber are the Directors of L1 Capital Global Opportunities Master Fund Ltd. As such, L1 Capital Global Opportunities Master Fund Ltd, Mr. Feldman and Mr. Arber may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) the 2,034,933 shares of common stock. To the extent Mr. Feldman and Mr. Arber are deemed to beneficially own such shares, Mr. Feldman and Mr. Arber disclaim beneficial ownership of these securities for all other purposes. The business address for L1 Capital Global Opportunities Master Fund is 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman KY1-1001, Cayman Islands.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transaction Policy

Our board of directors has adopted a written Policy and Procedures for Related Person Transactions (the “Related Person Transaction Policy”) that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the aggregate amount involved will or may be expected to exceed $100,000, and in which any related person had, has or will have a direct or indirect material interest.

A “Related Person” means:

●	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

●	any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities;

●

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

●

any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

The Company has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee has the responsibility to review related party transactions.

Pursuant to the Related Person Transactions Policy, each director and executive officer of the Company, each person nominated to stand for election as a director and each person who beneficially owns more than 5% of any class of the Company’s voting securities must provide the Company’s Principal Financial Officer with prior written notice of any proposed Related Person Transaction and such Related Person Transaction must be approved in accordance with the Related Person Transactions Policy. Such approval must be granted by the audit committee or, in certain circumstances, the Chairperson of the audit committee. In approving or rejecting any such proposal, the audit committee, or the Chairperson of the audit committee, is to consider all of the relevant facts and circumstances available to them, including, but not limited to: the benefits to the Company; the impact on a director’s independence in the event the Related Person is a director, an immediately family member of a director or an entity in which a director is a partner, shareholder or executive officer; (c) the availability of other sources for comparable products or services; (d) the terms of the transaction; and (e) the terms available to unrelated third parties.

If a Related Party Transaction is pending or ongoing, it must be submitted to the audit committee or the Chairperson of the audit committee promptly, and the audit committee or the Chairperson of the audit committee must consider all of the relevant facts and circumstances available to them, including, but not limited to: (a) the benefits to the Company; (b) the impact on a director’s independence in the event the Related Person is a director, an immediately family member of a director or an entity in which a director is a partner, shareholder or executive officer; (c) the availability of other sources for comparable products or services; (d) the terms of the transaction; and (e) the terms available to unrelated third parties or to employees generally. Based on the conclusions reached, the audit committee (or the Chairperson) shall consider whether to ratify the Related Person Transaction or recommend that the Related Person Transaction be amended, terminated or otherwise modified.

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In addition, if the Related Person Transaction is completed, the audit committee must evaluate the transaction, taking into account the same factors described above, to determine if rescission of the transaction and/or any disciplinary action is appropriate, and shall request that the Principal Financial Officer evaluate the Company’s controls and procedures to ascertain the reason the transaction was not submitted to the audit committee (or the Chairperson) for prior approval and whether any changes to these procedures are recommended.

Compensation Arrangements of Officers and Directors

See the “Executive Compensation” section of this proxy statement for information regarding compensation arrangements with the executive officers and directors of the Company, which include, among other things, employment, termination of employment and change in control arrangements, stock awards, and certain other benefits.

Indemnification of Officers and Directors

The Company has entered into indemnification agreements with each of its directors and named executive officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with its future directors and executive officers. For a more fulsome description of the indemnification agreements refer to the disclosure in “Executive Compensation.”

Certain Related Person Transactions

In addition to the compensation arrangements with directors and executive officers described under the sections titled “Director Compensation” and “Executive Compensation” in this proxy statement, the following is a description of each transaction since January 1, 2022 and each currently proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeds or will exceed $120,000; and

●

any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Certain of the transactions described in this section were entered into prior to the adoption of the Related Person Transaction Policy. Certain of the foregoing and following disclosures are summaries of certain provisions of our related party agreements, and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. Copies of certain of the agreements (or forms of the agreements) have been filed as exhibits to our filings with the SEC, and are available electronically on the website of the SEC at http://www.sec.gov.

Post Business Combination Related Party Transactions

Private Placement

On June 5, 2023, we issued an aggregate of 3,044,152 shares of common stock (the “Lockup Extension Shares”) to certain investors in a private placement (including to certain members of Larkspur Health LLC, a Delaware limited liability company (the “Sponsor”)) in exchange for increasing the duration of their lockup period until July 31, 2023 with respect to an aggregate of 1,977,749 shares of common stock underlying all securities of the Company held by such investors. The Lockup Extension Shares are not subject to the lockup extension but are subject to Securities Act restrictions.

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Engagement Letter(s)

On January 19, 2023, in connection with our recently completed best efforts offering pursuant to our registration statement on Form S-1 filed with the SEC on January 27, 2023, as amended (File No. 333-269442), we entered into an engagement letter with A.G.P/Alliance Global Partners (“A.G.P.”), which at the time beneficially owned over 5% of our common stock, pursuant to which we paid A.G.P., as placement agent, a cash fee equal to 4.0% of the aggregate purchase price paid by each purchaser of securities sold in such offering and reimbursed A.G.P. $100,000 for certain expenses incurred in connection with such offering. A.G.P. also previously served as the underwriter of our IPO and the placement agent for the PIPE, as further described below under “Pre-Business Combination Related Party Transactions of Larkspur.”

Consulting Agreement

On January 22, 2015, we entered into a consulting agreement, as amended, with Dr. Pablo Guzman, our Chief Medical Officer and Senior Vice President of Medical Affairs, to provide us services in his capacity as our acting chief medical officer. Pursuant to the consulting arrangement, since December 12, 2020 we (i) made cash payments to Dr. Guzman in an aggregate amount equal to $207,984; and (ii) granted to Dr. Guzman options to purchase 29,120 shares of our common stock, at exercise prices ranging from $11.33 to $16.36 per share. The consulting arrangement with Dr. Guzman was terminated effective as of his employment with the Company on January 26, 2023.

PIPE Transactions and Related Agreements

PIPE Subscription Agreement

In connection with the Business Combination, we entered into the PIPE Subscription Agreement, as amended with certain investors (the “PIPE Investors”) (including certain affiliates of the Company), pursuant to which, among other things, we sold to the PIPE Investors, in a private placement that closed immediately prior to the closing of the Business Combination, an aggregate of (i) 8,636 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “PIPE Shares”) for an aggregate purchase price of $8,635,000, convertible into shares of common stock at a conversion price initially equal to $10.00 per share (subject to a downward adjustment to no lower than the floor price of $2.00 per share based on the public trading price of the shares of our common stock calculated at 90 days and 150 days following the effective date of the registration statement with respect to registration of such securities) issuable upon the conversion of the PIPE Shares in accordance with the terms of the Series A Certificate of Designation, subject to certain adjustments; and (ii) common stock purchase warrants (each, a “PIPE Warrant”) to purchase up to a number of shares of common stock initially equal to 100% of the shares of common stock issued and issuable upon conversion of the PIPE Shares in accordance with the terms of the Series A Certificate of Designation and the Warrant, with an exercise price initially equal to $11.50 per share, subject to certain adjustments. The exercise price of the PIPE Warrants will be subject to certain adjustments including those resulting from (i) stock dividends and splits, (ii) subsequent rights offerings, (iii) pro-rata distributions, (iv) fundamental transactions, (v) certain voluntary adjustments and (vi) issuances of other securities at a price at or below the exercise price then in effect, in each case, in accordance with the terms of the PIPE Warrant. The Series A Certificate of Designation includes the right for the issuer to redeem such shares at 120% of the issue price of the PIPE Shares then outstanding. Additionally, the PIPE Subscription Agreement contains customary representations and warranties, and certain transfer restrictions. The closing of the sale of the PIPE Shares and the PIPE Warrants was conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement. The issuance of the securities pursuant to the PIPE Subscription Agreement was consummated substantially concurrently with the closing of the Business Combination. As of September 1, 2023, (i) only 50 PIPE Shares are outstanding, and (ii) 4,878,875 PIPE Warrants are outstanding, all of which are exercisable at $2.00 per share.

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PIPE Warrant Agreement

In connection with the PIPE Subscription Agreement, we and the other PIPE Investors entered into a warrant agreement, pursuant to which we issued PIPE Warrants to purchase up to a number of shares of our common stock equal to 100% of the shares of common stock issuable upon conversion of the PIPE Shares, with an exercise price initially equal to $11.50 per share, subject to certain adjustments. The exercise price of the PIPE Warrants will be subject to certain adjustments including those resulting from (i) stock dividends and splits, (ii) subsequent rights offerings, (iii) pro-rata distributions, (iv) fundamental transactions, (v) certain voluntary adjustments and (vi) issuances of other securities at a price at or below the exercise price then in effect, in each case, in accordance with the terms of the PIPE Warrant.

PIPE Registration Rights Agreement

In connection with the consummation of the Business Combination, we and the PIPE Investors entered into a registration rights agreement (the “PIPE Registration Rights Agreement”), pursuant to which we agreed to prepare and file with the SEC, no later than five business days after the closing date of the Business Combination, a registration statement on Form S-1 under the Securities Act, covering the resale of all of the shares of common stock issuable upon conversion or exercise of the PIPE Shares and the PIPE Warrants issued pursuant to the PIPE Subscription Agreement and the PIPE Warrants. We are further required to use our best efforts to cause such initial registration statement (and additional registration statements required to be filed under the PIPE Registration Rights Agreement), to be declared effective by the SEC as soon as practicable after filing, but in no event later than 20 calendar days thereafter (or, 45 calendar days thereafter in the event of a “full review” by the SEC). In addition, pursuant to the terms of the PIPE Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to certain demand rights that may be exercised, the PIPE Investors shall also have certain “piggy-back” registration rights, subject to certain requirements and customary conditions. We will bear the expenses incurred in connection with the filing of any such registration statement.

Shareholder Support Agreement

On July 20, 2022, In connection with the Business Combination Agreement, Larkspur, Old ZyVersa, and certain stockholders of Old ZyVersa (such stockholders, the “Key ZyVersa Shareholders”) entered into a Shareholder Support Agreement (the “Shareholder Support Agreement”), providing that, among other things, the Key ZyVersa Shareholders, whose ownership interests collectively represent the outstanding Old ZyVersa common stock and Old ZyVersa preferred stock (voting on an as-converted basis) sufficient to approve the Business Combination on behalf of Old ZyVersa, supported the approval and adoption of the Business Combination Agreement and the transactions contemplated thereby, and executed and delivered the Written Consent, within 48 hours of the Registration Statement on Form S-4 filed with the SEC in connection with the Business Combination becoming effective. The Shareholder Support Agreement will terminate upon the earliest to occur of (a) the closing of the Business Combination, (b) the termination of the Business Combination Agreement in accordance with its terms, (c) the adoption by Larkspur and Old ZyVersa of any material amendment to the Business Combination Agreement, and (d) the written agreement by Larkspur, Old ZyVersa, and the ZyVersa Key Shareholders terminating the Shareholder Support Agreement (the “Expiration Time”). The Key ZyVersa Shareholders also agreed, until the Expiration Time, to certain transfer restrictions (excluding the Conversion).

Lock-Up Agreement

In connection with the Shareholder Support Agreement, we and the Key ZyVersa Shareholders entered into a lock-up agreement, which we refer to as the “Lock-Up Agreement.” Pursuant to the Lock-Up Agreement, approximately 75% of the aggregate issued and outstanding securities issued to ZyVersa in connection with the Business Combination are subject to the restrictions described below from the closing until the termination of applicable lock-up periods.

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We and the Key ZyVersa Shareholders have agreed not to, without the prior written consent of the audit committee of the Company’s board of directors and subject to certain exceptions, during the applicable lock-up period:

●

sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, any shares of the Combined Entity’s common stock held by it immediately after the Acquisition Merger Effective Time or issued or issuable to it in connection with the Business Combination (including the Company’s common stock acquired as part of the PIPE Investment or issued in exchange for, or on conversion or exercise of, any securities issued as part of the PIPE Investment), any shares of the Company’s common stock issuable upon the exercise of options to purchase shares of the Company’s common stock held by it immediately after the Acquisition Merger Effective Time, or any securities convertible into or exercisable or exchangeable for the Company’s common stock held by it immediately after the Acquisition Merger Effective Time (the “Lock-Up Shares”);

●

enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; or

●	publicly announce any intention to effect any transaction specified in the foregoing clauses.

Pursuant to the Lock-Up Agreement, we and the Key ZyVersa Shareholders agreed to the foregoing transfer restrictions during the period beginning on the Closing Date and ending on the date that is the earlier of (x) 180 days after the Closing Date and (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transactions that result in all of the Company’s stockholders having the right to exchange their shares for cash, securities or other property.

Amended and Restated Registration Rights Agreement

In connection with the Business Combination, that certain Registration Rights Agreement, dated December 10, 2021, by and among Larkspur and certain persons and entities holding securities of Larkspur (the “IPO Registration Rights Agreement”), was amended and restated, and the Company, the Sponsor, certain persons and entities holding securities of Larkspur prior to the Closing (together with the Sponsor, the “Larkspur Holders”) and certain persons and entities holding securities of Old ZyVersa prior to the Closing (the “ZyVersa Holders,” together with the Larkspur Holders, the “Registration Rights Holders”) entered into the Amended and Restated Registration Rights Agreement, dated December 12, 2022. Pursuant to the Amended and Restated Registration Rights Agreement, the Company agreed that, (i) the Registration Rights Holders will be allowed certain demand registration rights six months after the consummation of the Business Combination, (ii) the Company will use its commercially reasonable efforts to file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Registration Rights Holders (the “Resale Registration Statement”), and (iii) the Company will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, the Registration Rights Holders can demand up to two underwritten offerings and such holders will be entitled to customary piggyback registration rights. The Amended and Restated Registration Rights Agreement does not provide for the payment of any cash penalties by the Company if it fails to satisfy any of its obligations under the Amended and Restated Registration Rights Agreement.

Series B Purchase Agreement

In connection with the Business Combination, we agreed to issue to certain purchasers that provided services to us, in a private placement that closed immediately prior to the Closing of the Business Combination (“Series B Purchase Agreement”), an aggregate of 5,062 shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Shares”) for an aggregate purchase price of $5,062,000, convertible into shares of our common stock at a conversion price initially equal to $10.00 per share (subject to a downward adjustment to no lower than the floor price of $7.00 per share based on the public trading price of the shares of our common stock, calculated at 150 days following the effective date of the registration statement with respect to registration of such securities) issuable upon conversion of the Series B Shares in accordance with the terms of the Series B Certificate of Designation, subject to certain adjustments. The Series B Certificate of Designation includes the right for the issuer to redeem such shares at 120% of the issue price of the Series B Shares then outstanding. Additionally, the Series B Purchase Agreement contains customary representations and warranties, and certain transfer restrictions. The closing of the sale of the Series B Shares was conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement. The issuance of the securities was consummated substantially concurrently with the closing of the Business Combination.

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Series B Registration Rights Agreement

In connection with the Series B Purchase Agreement, we and the other the Purchasers entered into a registration rights agreement (the “Series B Registration Rights Agreement”), pursuant to which we filed with the SEC a registration statement on Form S-1 (or other applicable registration statement) under the Securities Act, which covers the resale of all of the shares of common stock issuable upon conversion or exercise of the Series B Shares issued pursuant to the Series B Purchase Agreement. We are further required to use our best efforts to cause such initial registration statement (and additional registration statements required to be filed under the Registration Rights Agreement), to be declared effective by the SEC as soon as practicable after filing. In addition, pursuant to the terms of the Series B Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to certain demand rights that may be exercised, the Purchasers shall also have certain “piggy-back” registration rights, subject to certain requirements and customary conditions. We will bear the expenses incurred in connection with the filing of any such registration statement.

Bridge Financing

From March 2022 to December 2022, Old ZyVersa conducted a private placement offering of shares of its Series A Convertible Preferred Stock and warrants (the “Bridge Warrants”) to purchase shares of Old ZyVersa’s common stock (the “Bridge Financing”). The shares of Series A Convertible Preferred Stock converted automatically immediately prior to the consummation of the Business Combination into shares of Old ZyVersa common stock. Such shares of Old ZyVersa common stock were exchanged (at the exchange ratio) for 1,271,904 shares of our common stock (of which 327,765 shares were related to the Bridge Financing and the remainder were from the conversion of the 2021 Promissory Note Financing conversion into the Bridge Financing) upon consummation of the Business Combination. Also, upon consummation of the Business Combination, the outstanding Bridge Warrants were assumed and converted (based on the merger exchange ratio) into a warrant to purchase shares of our common stock. The replacement Warrants are exercisable for 1,271,904 shares of our common stock (of which 327,765 of the warrants were from the Bridge Financing and the remainder were from the conversion of the 2021 Promissory Note Financing conversion into the Bridge Financing) with an initial exercise price equal to $6.90 per share (as adjusted to give effect to the Business Combination), subject to certain adjustments. Certain affiliates of the Company participated as investors in the Bridge Financing.

Pre-Business Combination Related Party Transactions of Old ZyVersa

2021 Promissory Note Financing

Between February and March 2021, Old ZyVersa issued an aggregate of $5.23 million in principal amount of convertible promissory notes (the “2021 Notes”). Incon Co., Ltd., a more than 5% shareholder of Old ZyVersa, purchased an aggregate principal amount of $2,500,000 of 2021 Notes, and Stephen Glover, Old ZyVersa’s Chief Executive Officer, purchased an aggregate principal amount of $300,000 of 2021 Notes. The 2021 Notes bear interest at the rate of 6% per annum, compounded daily, and were due on December 31, 2021. In the event ZyVersa commences a debt financing after February 15, 2021 (the “Qualified Debt Financing”), the 2021 Notes shall automatically convert into a promissory note in the same form and with the same terms and conditions as those issued in the Qualified Debt Financing and in a principal amount equal to the then outstanding principal and accrued and unpaid interest under the 2021 Notes (the “Note Obligations”). Upon the Closing by the Company of a minimum of $500,000 equity financing after February 15, 2021 (the “Qualified Equity Financing”), the 2021 Notes shall automatically convert into the equity securities sold in a Qualified Equity Financing (the “Subsequent Round Securities”) at the same price and on the same terms and conditions received by any investor in such Qualified Equity Financing. The number of Subsequent Round Securities to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) an amount equal to the Note Obligations outstanding on the closing of such Qualified Equity Financing by the lowest price per security at which the Subsequent Round Securities are sold in the Qualified Equity Financing (the “Conversion Price”). If at any time before the Qualified Equity Financing, a change of control occurs, an amount equal to the Note Obligations outstanding on the closing of such change of control shall automatically convert simultaneously with the closing of the change of control at the price of $3.25 per share. On July 8, 2022, as a result of the Series A Preferred Stock Financing (which resulted in a Qualified Equity Financing with cumulative gross proceeds that exceeded $500,000), the 2021 Notes consisting of $5,230,000 of principal and $428,888 of accrued interest, automatically converted into 1,802,193 shares of Series A Preferred Stock, at an effective conversion price of $3.14 per share of Series A Preferred Stock. In addition, Series A Warrants to purchase 2,035,571 shares of common stock were issued to the former 2021 Note holders upon the automatic conversion of the Series A Preferred Stock, which occurred upon the closing of the Business Combination. These securities were ultimately converted into and on the same terms as the securities issued in the Bridge Financing.

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Stock Purchase Agreement with Incon, Ltd.

In connection with a financing transaction on November 15, 2018, Old ZyVersa issued to Incon, Ltd., 4,347,826 shares of Old ZyVersa common stock for aggregate consideration of $10.0 million (the “2018 Incon Investment”). In connection with the 2018 Incon Investment, Incon appointed a representative to Old ZyVersa’s board of directors and Incon previously could request that Stephen Glover, Old ZyVersa’s Chief Executive Officer, join and serve as a member on Incon’s board of directors.

Registration Rights Agreement

In November 2016, in connection with a private placement of Old ZyVersa’s common stock (the “2016 Old ZyVersa Financing”), Old ZyVersa entered into a Registration Rights Agreement (the “2016 Registration Rights Agreement”) with each investor that participated in the 2016 Financing. Pursuant to the 2016 Registration Rights Agreement, each investor in the 2016 Financing was granted piggyback registration rights whereby if Old ZyVersa proposes to register any shares of capital stock for sale by Old ZyVersa under the Securities Act on a form that would allow for the registration of the investors’ shares of common stock, each investor in the 2016 Financing would have the right to include their shares of Old ZyVersa’s common stock in such registration statement. The 2016 Registration Rights Agreement terminated automatically upon the closing of the Business Combination.

In the 2016 Old ZyVersa Offering, Stephen Glover, Old ZyVersa’s Chief Executive Officer, along with entities associated with Mr. Glover, purchased an aggregate of $550,000 worth of Old ZyVersa’s common stock, and an entity associated with Shawn Titcomb, a 5% shareholder of Old ZyVersa, purchased $200,000 worth of Old ZyVersa’s common stock.

2014 Old ZyVersa Shareholders Agreement

On April 11, 2014, Old ZyVersa and three 5% shareholders, Shawn Titcomb, Nico Pronk and Nathan Cali, as well as Stephen Glover, Old ZyVersa’s Chief Executive Officer, entered into a Shareholders Agreement (the “2014 Old ZyVersa Shareholder Agreement”), whereby each shareholder-party thereto agreed to vote all of their respective voting securities in such a way to ensure that (i) the number of directors of Old ZyVersa remains at all times at three directors, and (ii) Shawn Titcomb, Nico Pronk and Stephen Glover are elected and continue to serve as Old ZyVersa directors.

The 2014 Old ZyVersa Shareholders Agreement also contains certain transfer restrictions on the securities owned by the shareholder-parties thereto, subject to certain customary exceptions. Pursuant to the 2014 Old ZyVersa Shareholders Agreement, each shareholder-party thereto has a right of first refusal if any other shareholder-party thereto receives a bona fide offer to sell its securities from a third party. On October 28, 2016, Nobel International Investments, Inc., a more than 5% shareholder of Old ZyVersa’s common stock and an entity affiliated with Mr. Pronk, executed a Joinder Agreement and was made party to the 2014 Old ZyVersa Shareholders Agreement, pursuant to the same terms as the other parties thereto. The 2014 Old ZyVersa Shareholders Agreement terminated automatically upon the closing of the Business Combination.

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Pre-Business Combination Related Party Transactions of Larkspur

On April 4, 2021, Larkspur entered into an agreement (the “Brio Agreement”) with Brio Financial Group (“Brio Financial”), pursuant to which Brio Financial provided certain financial and accounting services to Larkspur, including, but not limited to, assisting Larkspur with developing and documenting a monthly and quarterly accounting closing process, preparing financial statements, maintaining Larkspur’s accounting system and its internal debt and equity ledgers, preparing the MD&A portion of quarterly and annual reports, and evaluating its internal controls over financial reporting. Under the Brio Agreement, Larkspur agreed to pay Brio Financial a fixed price of $15,000 for initial services and a fixed monthly rate of $1,750 for recurring services, which commenced in June 2021. Larkspur also agreed to reimburse Brio Financial for travel and other out-of-pocket costs. The term of the Brio Agreement commenced on April 4, 2021 and continued in effect until its termination on December 31, 2022. David S. Briones, Larkspur’s former Chief Financial Officer, Treasurer, Secretary and Director, was the managing member of Brio Financial and owned 100% of Brio Financial’s equity interest. The approximately value of the Brio Agreement was $48,250 and the approximate value of Mr. Briones’s interest in the Brio Agreement was $48,250.

In connection with the consummation of the Business Combination, Larkspur entered into a Series B Purchase Agreement with A.G.P., covering the issuance of 4,026 Series B Shares to A.G.P., in consideration of A.G.P.’s activities on our behalf, including identifying potential target businesses and performing due diligence on suitable business combinations, for an aggregate purchase price of approximately $4,026,000, including, (i) placement agent fees of 6.0% in connection with the PIPE in an amount equal to approximately $506,000, (ii) deferred underwriting discount of 4.5% in connection with our IPO in an amount equal to $3,495,000, and (iii) non-accountable expenses in an amount equal to $25,000.

Prior to the closing of Larkspur’s initial public offering, Larkspur Health LLC’s investors agreed to loan Larkspur up to an aggregate of $750,000 to be used for a portion of the expenses of this offering. These loans are non-interest bearing, unsecured and were due at the earlier of December 31, 2021 or the closing of Larkspur’s initial public offering out of the estimated $1,176,000 of offering proceeds that was allocated to the payment of related offering expenses (other than underwriting commissions).

After Larkspur’s initial business combination, members of its management team who remain with the combined company may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to its stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Larkspur entered into customary agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in its Amended and Restated Certificate of Incorporation. Larkspur’s bylaws also will permit them to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. Larkspur will purchase a policy of directors’ and officers’ liability insurance that insures its officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures it against its obligations to indemnify its officers and directors.

On May 7, 2021, the Sponsor purchased, pursuant to a written agreement, an aggregate of 320,272 private placement units from Larkspur for a purchase price of $10.00 per whole warrant in a private placement that occurred concurrently with the closing of the IPO and the underwriter’s exercise of their over-allotment option. Each private placement unit consists of one share of Class A common stock and three-fourths of one redeemable private placement warrant. Each private placement warrant entitles the holder to purchase one share of class A common stock at a price of $11.50 per share, subject to adjustment. The underlying shares of common stock and private placement warrants (including the shares of common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of an initial business combination.

On May 7, 2021, Larkspur issued unsecured promissory notes (the “Promissory Notes”) to the Sponsor’s investors, which were amended and restated on October 7, 2021, pursuant to which Larkspur could borrow up to an aggregate principal amount of $750,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2021 and (ii) the completion of Larkspur’s initial public offering.

No compensation of any kind, including finder’s and consulting fees, will be paid to the Sponsor, officers and directors, or their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on Larkspur’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Larkspur’s audit committee reviewed on a quarterly basis all payments that were made by Larkspur to the Sponsor, officers, directors or their affiliates and determined which expenses and the amount of expenses would be reimbursed. There was no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on Larkspur’s behalf.

In addition, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor or certain of Larkspur’s officers and directors may, but are not obligated to, loan Larkspur funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by the Promissory Notes. The notes may be repaid upon completion of a business combination, without interest. Such Units would be identical to the Private Placement Units. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of September 30, 2022, there were no amounts outstanding under the Working Capital Loans. Larkspur does not expect to seek loans from parties other than the Sponsor, its affiliates or its management team as it does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account.

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EXECUTIVE COMPENSATION

As we are an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies. The scaled down disclosure rules are those applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for our principal executive officer and our two most highly compensated executive officers, other than the principal executive officer, whose total compensation for 2022 exceeded $100,000 and who were serving as executive officers as of December 31, 2022. We refer to these individuals as “named executive officers.” Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers, for the year ended December 31, 2022, were:

●	Stephen C. Glover, our Chief Executive Officer, President and Chairman;

●	Nicholas A. Labella, Jr., M.S., our former Chief Scientific Officer and Senior Vice-President of Research and Development, who retired on August 18, 2023;

●	Karen A. Cashmere, our Chief Commercial Officer; and

Summary Compensation Table

The following Summary Compensation Table sets forth information regarding the compensation paid to, awarded to, or earned by our Named Executive Officers (“NEOs”) in 2022 and 2021 for services rendered in all capacities to us and our subsidiaries during 2022 and 2021.

Name and principal position	Year	Salary ($)	Option Awards(1)($)	Total Compensation ($)
Stephen C. Glover	2022	450,500	1,027,948	1,478,448
Co-Founder, Chief Executive Officer, President and Chairman	2021	450,500	1,803,896	2,254,396
Nicholas A. LaBella, Jr.	2022	325,000	385,394	710,394
Former Chief Scientific Officer and Sr. Vice-President of Research and Development	2021	325,000	425,902	750,903
Karen A. Cashmere	2022	300,000	282,622	582,622
Chief Commercial Officer	2021	300,000	312,328	612,328

(1)

The amounts reported represent the aggregate grant date fair value of the stock options awarded under our 2014 Equity Incentive Plan to our directors in the years ended December 31, 2022 and December 31, 2021, calculated in accordance with FASB ASC Topic 718. See Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ending December 31, 2022 for the assumptions used in calculating the grant date fair value.

Narrative Disclosure to Summary Compensation Table

Executive Employment Agreements

Stephen C. Glover

On January 1, 2019, we entered into an employment agreement with Stephen C. Glover (the “Glover Employment Agreement”). Under the terms of the Glover Employment Agreement, he holds the position of Chief Executive Officer and receives a base salary of $450,000 annually, which base salary amount is subject to periodic adjustment by the board of directors or the compensation committee. In addition, Mr. Glover is eligible to receive an annual bonus, with a target amount equal to fifty percent (50%) of Mr. Glover’s base salary. The actual amount of each annual bonus will be based upon the level of achievement of our corporate objectives and Mr. Glover’s individual objectives, in each case, as established by us and Mr. Glover for the calendar year with respect to which the annual bonus relates. The determination of the level of achievement of the corporate objectives and the Mr. Glover’s individual performance objectives for a year shall be made by us in our reasonable discretion. In addition, pursuant to the terms of the Glover Employment Agreement, Mr. Glover is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our board of directors or compensation committee, in their discretion. Mr. Glover is also eligible to participate in any executive benefit plan or program we adopt.

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Pursuant to the Glover Employment Agreement, we may terminate Mr. Glover’s employment at any time without Cause (as that term is defined in the Glover Employment Agreement) upon 60 days prior written notice to Mr. Glover. Mr. Glover may terminate his employment for Good Reason (as that term is defined in Mr. Glover’s employment agreement) upon 90 days written notice to us, upon which notice we have 30 days to cure the conditions that Mr. Glover considers to be Good Reason, subject to certain conditions set forth in the Glover Employment Agreement.

If Mr. Glover’s employment is terminated without Cause or for Good Reason other than during a Post-Change in Control Period (as defined in the Glover Employment Agreement), Mr. Glover will be entitled to receive (i) the Accrued Obligations (as defined in the Glover Employment Agreement), (ii) severance payments equal to 15 months of Mr. Glover’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Mr. Glover’s termination), and (iii) if elected, the Company will reimburse Mr. Glover for certain COBRA health benefits for 15 months.

Notwithstanding the above, if Mr. Glover’s employment is terminated without Cause or he resigns for Good Reason within 12 months after a Change of Control (as defined in the Glover Employment Agreement), Mr. Glover will receive (i) the Accrued Obligations, (ii) severance payments equal to 36 months of Mr. Glover’s base salary (to be paid in bimonthly payments commencing on the next regular payroll date within 60 days of Mr. Glover’s termination), (iii) any deferred compensation due to Mr. Glover, (iv) if elected, the Company will reimburse Mr. Glover for certain COBRA health benefits for 24 months, (v) a payment equal to Mr. Glover’s target annual bonus amount for the calendar year in which the termination occurs, (vi) in lieu of shares of common stock issuable upon exercise of outstanding options granted to Mr. Glover, Mr. Glover shall receive an amount in cash equal to the product of (A) the excess of the closing price of our common stock as reported on Nasdaq (if not so reported, on the basis of the average of the lowest asked and highest bid prices on or nearest the date of termination), over the per share exercise price of each option held by Mr. Glover (whether or not then fully exercisable) plus the amount of any applicable cash appreciation rights, times (B) the number of shares of common stock covered by each such option, and (vii) a payment equal to the amount of any and all legal fees incurred by Mr. Glover as a result of such termination.

Pursuant to the Glover Employment Agreement, we may terminate Mr. Glover’s employment at any time for Cause upon written notice to Mr. Glover. Mr. Glover may voluntarily terminate his employment at any time without Good Reason upon ninety (90) days prior written notice to the Company; provided, however, that we reserve the right, upon written notice to Mr. Glover, to accept Mr. Glover’s notice of resignation and to accelerate such notice and make Mr. Glover’s resignation effective immediately, or on such other date prior to Mr. Glover’s intended last day of work as we deem appropriate. If Mr. Glover’s employment is terminated with Cause or without Good Reason, he is entitled to receive (i) his earned but unpaid base salary through the final day of his employment, (ii) his accrued, but unused, vacation, (iii) expenses reimbursable under the employment agreement incurred on or prior to the last day of his employment, and (iv) any amounts or benefits that are vested amounts or benefits that Mr. Glover is entitled to receive under any of our equity compensation plans.

Pursuant to the Glover Employment Agreement, we may terminate Mr. Glover’s employment at any time for Cause upon written notice to Mr. Glover. Mr. Glover may voluntarily terminate his employment at any time without Good Reason upon two weeks prior written notice to us.

On July 20, 2022, we entered into a new executive employment agreement with Stephen C. Glover (the “New Glover Agreement”) that became effective upon consummation of the Business Combination, pursuant to which we agreed to continue to retain Mr. Glover as our Chief Executive Officer following the closing of the Business Combination, subject to the terms and conditions of the New Glover Agreement. The New Glover Agreement has superseded the Glover Employment Agreement. Under the New Glover Agreement, the conditions of Mr. Glover’s employment include, among other things, his agreement and execution of a Proprietary Information & Restrictive Covenant Agreement.

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Under the terms of the New Glover Agreement, Mr. Glover will continue to hold the position of Chief Executive Officer and receive a base salary of $550,000 annually, subject to our standard payroll practices. Mr. Glover’s base salary and future increases in compensation are subject to periodic review and approval by the board of directors. In addition, Mr. Glover is eligible to receive an annual performance-based cash bonus, with a target amount equal to fifty-five percent (55%) of Mr. Glover’s base salary, subject to review and adjustment by the board of directors based upon Mr. Glover’s achievement of certain performance goals. Mr. Glover’s receipt of an annual bonus is also contingent upon Mr. Glover’s continued employment with us at the time such bonus is to be paid, otherwise the annual bonus is forfeited. In addition, pursuant to the terms of the New Glover Agreement, Mr. Glover may be eligible for certain grants of equity awards of our common stock, subject to vesting and other terms and conditions of our equity plan to which the award is granted and an agreement to be provided by us and entered into with Mr. Glover. Mr. Glover is also eligible to participate on the same basis as similarly situated employees in our benefit plans in effect from time during his employment.

Pursuant to the New Glover Agreement, we may terminate Mr. Glover’s employment at any time without Cause (as that term is defined in the New Glover Agreement) upon written notice to Mr. Glover. Provided Mr. Glover has not previously been notified of our intention to terminate his employment, Mr. Glover may resign from his employment with us for Good Reason (as that term is defined in the New Glover Agreement) upon 60 days written notice to us, upon which notice we have 30 days to cure the conditions that Mr. Glover considers to be Good Reason, subject to certain conditions set forth in the New Glover Agreement. In the event Mr. Glover resigns for Good Reason, and provided that such termination constitutes a Separation from Service (as that term is defined in the New Glover Agreement), then subject to Mr. Glover’s compliance with his obligations under the New Glover Agreement, Mr. Glover shall be eligible to receive the Severance Benefits (as that term is defined in the New Glover Agreement) on the same terms and conditions as he would be entitled for our termination of his employment without Cause.

In the event we terminate Mr. Glover’s employment at any time without Cause, or if Mr. Glover resigns for Good Reason, provided that such termination constitutes a Separation from Service, then Mr. Glover shall be entitled to receive the Accrued Obligations (as that term is defined in the New Glover Agreement) and, subject to Mr. Glover’s compliance with his obligations under the New Glover Agreement, Mr. Glover shall also be entitled to receive the following Severance Benefits: (i) an amount equal to Mr. Glover’s then current base salary for 24 months, paid in equal instalments on our regularly scheduled payroll dates following the Release Effective Date (as that term is defined in the New Glover Agreement); (ii) an amount equal to any unpaid bonus earned for the preceding year in which Mr. Glover’s termination occurs, paid in a single lump sum payment within 60 days following Mr. Glover’s termination; (iii) an amount equal to the greater of (a) the bonus paid for the performance year ending prior to Mr. Glover’s termination, and (b) the bonus that Mr. Glover would have earned for the performance year in which such termination occurs, in each case prorated for the period of Mr. Glover’s employment through the date of his termination, paid as a single lump sum payment within 60 days following Mr. Glover’s termination; (iv) any equity awards issued to Mr. Glover that are outstanding as of the date of Mr. Glover’s termination will become 100% vested and any stock options outstanding will remain exercisable until the earliest of (A) 18 months following Mr. Glover’s termination, or (B) the original expiration date for such vested options as provided in the applicable award agreement; and (iv) if elected, we will reimburse Mr. Glover for certain COBRA health benefits for up to 18 months, subject in each case to the terms and conditions of the New Glover Agreement and applicable laws and regulations.

Notwithstanding the above, if we (or any surviving or acquiring corporation) terminate Mr. Glover’s employment without Cause or Mr. Glover resigns for Good Reason within 90 days before and 24 months following the effective date of a Change of Control (as defined in the Glover Employment Agreement), then Mr. Glover will be entitled to receive the Accrued Obligations and, subject to Mr. Glover’s compliance with his obligations under the New Glover Agreement, Mr. Glover shall be eligible to receive the Severance Benefits on the same conditions as he would be entitled for our termination of his employment without Cause; provided, however, that Mr. Glover shall receive a bonus for the year in which his termination occurs equal to fifty-five percent (55%) of Mr. Glover’s base salary; and provided further, that if the Change in Control is a change in ownership of a corporation, a change in the effective control of a corporation, or a change in ownership of a substantial portion of a corporation’s assets, the cumulative amount of the severance payments payable (or remaining payable) for such termination shall be paid in a single lump sum on or within 30 days following such Change in Control.

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Pursuant to the New Glover Agreement, we may terminate Mr. Glover’s employment at any time for Cause upon written notice to Mr. Glover. In the event Mr. Glover’s employment is terminated at any time for Cause, Mr. Glover will not receive Severance Benefits or any other severance compensation or benefits, except that, pursuant to our standard payroll policies, we shall pay to Mr. Glover the Accrued Obligations. Mr. Glover may resign from his employment with us at any time upon not less than 30 days’ advance written notice to us of such resignation. In the event Mr. Glover resigns from employment with us for any reason (other than a resignation for Good Reason), Mr. Glover will not receive Severance Benefits or any other severance compensation or benefits, except that we shall pay and provide the Accrued Obligations.

Mr. Glover’s entitlement to receive certain Severance Benefits is conditioned upon, among other things, his obligation to sign and deliver an effective Release (as that term is defined in the New Glover Agreement) in a form acceptable to us by the 60th day following such termination or such earlier date as set forth in the Release.

Karen Cashmere

On July 20, 2022, we entered into an executive employment agreement with Karen Cashmere (the “Cashmere Employment Agreement”) that became effective upon consummation of the Business Combination, pursuant to which we agreed to continue to retain Ms. Cashmere as our Chief Commercial Officer following the closing of the Business Combination, subject to the terms and conditions of the Cashmere Employment Agreement. Under the Cashmere Employment Agreement, the conditions of Ms. Cashmere’s employment include, among other things, her agreement and execution of a Proprietary Information & Restrictive Covenant Agreement.

Under the terms of the Cashmere Employment Agreement, Ms. Cashmere will hold the position of Chief Commercial Officer and receive a base salary of $320,000 annually, subject to our standard payroll practices. Ms. Cashmere’s base salary and future increases in compensation are subject to periodic review and approval by the board of directors. In addition, Ms. Cashmere is eligible to receive an annual performance-based cash bonus, with a target amount equal to thirty percent (30%) of Ms. Cashmere’s base salary, subject to review and adjustment by the board of directors based upon Ms. Cashmere’s achievement of certain performance goals. Ms. Cashmere’s receipt of an annual bonus is also contingent upon Ms. Cashmere’s continued employment with us at the time such bonus is to be paid, otherwise the annual bonus is forfeited. In addition, pursuant to the terms of the Cashmere Employment Agreement, Ms. Cashmere may be eligible for certain grants of equity awards of our common stock, subject to vesting and other terms and conditions of our equity plan to which the award is granted and an agreement to be provided by us and entered into with Ms. Cashmere. Ms. Cashmere is also eligible to participate on the same basis as similarly situated employees in our benefit plans in effect from time during her employment.

Pursuant to the Cashmere Employment Agreement, we may terminate Ms. Cashmere’s employment at any time without Cause (as that term is defined in the Cashmere Employment Agreement) upon written notice to Ms. Cashmere. Provided Ms. Cashmere has not previously been notified of our intention to terminate her employment, Ms. Cashmere may resign from her employment with us for Good Reason (as that term is defined in the Cashmere Employment Agreement) upon 30 days written notice to us, upon which notice we have 30 days to cure the conditions that Ms. Cashmere considers to be Good Reason, subject to certain conditions set forth in the Cashmere Employment Agreement. In the event Ms. Cashmere resigns for Good Reason, and provided that such termination constitutes a Separation from Service (as that term is defined in the Cashmere Employment Agreement), then subject to Ms. Cashmere’s compliance with her obligations under the Cashmere Employment Agreement, Ms. Cashmere shall be eligible to receive the Severance Benefits (as that term is defined in the Cashmere Employment Agreement) on the same terms and conditions as she would be entitled for our termination of her employment without Cause.

In the event we terminate Ms. Cashmere’s employment at any time without Cause, or if Ms. Cashmere resigns for Good Reason, provided that such termination constitutes a Separation from Service, then Ms. Cashmere shall be entitled to receive the Accrued Obligations (as that term is defined in the Cashmere Employment Agreement) and, subject to Ms. Cashmere’s compliance with her obligations under the Cashmere Employment Agreement, Ms. Cashmere shall also be entitled to receive the following Severance Benefits: (i) an amount equal to Ms. Cashmere’s then current base salary for 12 months, paid in equal instalments on our regularly scheduled payroll dates following the Release Effective Date (as that term is defined in the Cashmere Employment Agreement); (ii) an amount equal to any unpaid bonus earned for the preceding year in which Ms. Cashmere’s termination occurs, paid in a single lump sum payment within 60 days following Ms. Cashmere’s termination; and (iv) if elected, we will reimburse Ms. Cashmere for certain COBRA health benefits for up to 12 months, subject in each case to the terms and conditions of the Cashmere Employment Agreement and applicable laws and regulations.

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Notwithstanding the above, if we (or any surviving or acquiring corporation) terminate Ms. Cashmere’s employment without Cause or Ms. Cashmere resigns for Good Reason within 90 days before and 24 months following the effective date of a Change of Control (as defined in the Cashmere Employment Agreement), then Ms. Cashmere will be entitled to receive the Accrued Obligations and, subject to Ms. Cashmere’s compliance with her obligations under the Cashmere Employment Agreement, Ms. Cashmere shall be eligible to receive the Severance Benefits on the same conditions as she would be entitled for our termination of her employment without Cause and each of the following, provided, however, that if the Change in Control is a change in ownership of a corporation, a change in the effective control of a corporation, or a change in ownership of a substantial portion of a corporation’s assets, the cumulative amount of the severance payments payable (or remaining payable) for such termination shall be paid in a single lump sum on or within 30 days following such Change in Control: (i) Ms. Cashmere shall receive a bonus for the year in which her termination occurs equal to thirty percent (30%) of Ms. Cashmere’s base salary, paid as a single lump sum payment within 60 days following Ms. Cashmere’s termination; and (ii) in the event that any equity awards issued by us to Ms. Cashmere are outstanding as of the closing of such Change in Control are assumed or continued (in accordance with their terms) by the surviving entity in such Change in Control, then 100% of the unvested portion of such equity awards shall become vested as of Ms. Cashmere’s termination.

Pursuant to the Cashmere Employment Agreement, we may terminate Ms. Cashmere’s employment at any time for Cause upon written notice to Ms. Cashmere. In the event Ms. Cashmere’s employment is terminated at any time for Cause, Ms. Cashmere will not receive Severance Benefits or any other severance compensation or benefits, except that, pursuant to our standard payroll policies, we shall pay to Ms. Cashmere the Accrued Obligations. Ms. Cashmere may resign from her employment with us at any time upon not less than 30 days’ advance written notice to us of such resignation. In the event Ms. Cashmere resigns from employment with us for any reason (other than a resignation for Good Reason), Ms. Cashmere will not receive Severance Benefits or any other severance compensation or benefits, except that we shall pay and provide the Accrued Obligations.

Ms. Cashmere’s entitlement to receive certain Severance Benefits is conditioned upon, among other things, her obligation to sign and deliver an effective Release (as that term is defined in the Cashmere Employment Agreement) in a form acceptable to us by the 60th day following such termination or such earlier date as set forth in the Release.

Nicholas A. LaBella, Jr.

On December 28, 2018, we entered into an employment agreement with Nicholas A. LaBella, Jr. (the “LaBella Employment Agreement”). Under the terms of the LaBella Employment Agreement, he held the position of Chief Scientific Officer and Senior Vice President of Research and Development and received a base salary of $325,000 annually, which base salary amount was subject to periodic adjustment by the board of directors or the compensation committee. Mr. LaBella retired from the Company effective August 18, 2023, although he still serves as a member of the Company’s Scientific Advisory Board.

In addition, Mr. LaBella was eligible to receive an annual bonus, with a target amount equal to 35% of Mr. LaBella’s base salary under the LaBella Employment Agreement. The actual amount of each annual bonus was based upon the level of achievement of our corporate objectives as established by us and Mr. Glover for the calendar year with respect to which the annual bonus related. In addition, pursuant to the terms of his employment agreement, Mr. LaBella was eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, was to be determined by our board of directors or compensation committee, in their discretion.

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If at any time after the effective date, other than during a Change of Control Period (as defined in the LaBella Employment Agreement), we terminated Mr. LaBella’s employment without Cause (as defined in the LaBella Employment Agreement), then subject to Mr. LaBella executing and not revoking a general release of claims against the Company within sixty (60) days of such termination of employment, Mr. LaBella was entitled to receive: (i) six months continuation of his base salary including a pro rata portion of the annual bonus, less applicable Federal and State Tax withholding, paid in accordance with the Company’s normal payroll practices; (ii) a sum equal to the product of (A) the per month medical and dental coverage premium pursuant to COBRA and (B) 6, to be paid on the 60th day following such termination of employment; (iii) vesting number of shares subject to any stock options and equity awards held by Mr. LaBella immediately prior to such termination that would have become vested in the six months immediately following his termination of employment; and (iv) three months following such termination of employment in which to exercise vested shares subject to the options granted during his employment.

If, during the 12 month period commencing upon a Change of Control (as defined in the LaBella Employment Agreement), we terminated Mr. LaBella’s employment without Cause (as defined in the LaBella Employment Agreement) or he resigned for Good Reason (as defined in the LaBella Employment Agreement), then subject to his executing and not revoking a general release of claims against the Company in a form acceptable to the Company within 60 days of such termination of employment, in addition to the severance payments and benefits discussed above, 100% of the unvested shares subject to any stock options and equity awards that Mr. LaBella held at the time of his termination would accelerate and become fully vested and he would be entitled to six months following such termination of employment in which to exercise vested shares subject to the options granted during Mr. LaBella’s employment.

On July 20, 2022, we entered into a new executive employment agreement with Nicholas A. LaBella, Jr. (the “New LaBella Agreement”) that became effective upon consummation of the Business Combination, pursuant to which we agreed to continue to retain Mr. LaBella as our Chief Scientific Officer and Senior Vice President of Research and Development following the closing of the Business Combination, subject to the terms and conditions of the New LaBella Agreement. The New LaBella Agreement superseded the LaBella Employment Agreement. Under the New LaBella Agreement, the conditions of Mr. LaBella’s employment included, among other things, his agreement and execution of a Proprietary Information & Restrictive Covenant Agreement.

Under the terms of the New LaBella Agreement, Mr. LaBella continued to hold the position of Chief Scientific Officer and Senior Vice President of Research and Development and receive a base salary of $400,000 annually, subject to our standard payroll practices. Mr. LaBella’s base salary and any increases in compensation were subject to periodic review and approval by the board of directors. In addition, Mr. LaBella was eligible to receive an annual performance-based cash bonus, with a target amount equal to thirty-five percent (35%) of Mr. LaBella’s base salary, subject to review and adjustment by the board of directors based upon Mr. LaBella’s achievement of certain performance goals. Mr. LaBella’s receipt of an annual bonus was also contingent upon Mr. LaBella’s continued employment with us at the time such bonus is to be paid, otherwise the annual bonus was to be forfeited. In addition, pursuant to the terms of the New LaBella Agreement, Mr. LaBella may have been eligible for certain grants of equity awards of our common stock, subject to vesting and other terms and conditions of our equity plan to which the award is granted and an agreement to be provided by us and entered into with Mr. LaBella. Mr. LaBella was also eligible to participate on the same basis as similarly situated employees in our benefit plans in effect from time during his employment.

Pursuant to the New LaBella Agreement, we could terminate Mr. LaBella’s employment at any time without Cause (as that term is defined in the New LaBella Agreement) upon written notice to Mr. LaBella. Provided Mr. LaBella has not previously been notified of our intention to terminate his employment, Mr. LaBella could resign from his employment with us for Good Reason (as that term is defined in the New LaBella Agreement) upon 30 days written notice to us, upon which notice we had 30 days to cure the conditions that Mr. LaBella considers to be Good Reason, subject to certain conditions set forth in the New LaBella Agreement. In the event Mr. LaBella resigned for Good Reason, and provided that such termination constitutes a Separation from Service (as that term is defined in the New LaBella Agreement), then subject to Mr. LaBella’s compliance with his obligations under the New LaBella Agreement, Mr. LaBella was eligible to receive the Severance Benefits (as that term is defined in the New LaBella Agreement) on the same terms and conditions as he would be entitled for our termination of his employment without Cause.

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In the event we terminated Mr. LaBella’s employment at any time without Cause, or if Mr. LaBella resigned for Good Reason, provided that such termination constitutes a Separation from Service, then Mr. LaBella would have been entitled to receive the Accrued Obligations (as that term is defined in the New LaBella Agreement) and, subject to Mr. LaBella’s compliance with his obligations under the New LaBella Agreement, Mr. LaBella would also have been entitled to receive the following Severance Benefits: (i) an amount equal to Mr. LaBella’s then current base salary for 12 months, paid in equal instalments on our regularly scheduled payroll dates following the Release Effective Date (as that term is defined in the New LaBella Agreement); (ii) an amount equal to any unpaid bonus earned for the preceding year in which Mr. LaBella’s termination occurs, paid in a single lump sum payment within 60 days following Mr. LaBella’s termination; and (iv) if elected, we will reimburse Mr. LaBella for certain COBRA health benefits for up to 12 months, subject in each case to the terms and conditions of the New LaBella Agreement and applicable laws and regulations.

Notwithstanding the above, if we (or any surviving or acquiring corporation) terminated Mr. LaBella’s employment without Cause or Mr. LaBella resigns for Good Reason within 90 days before and 24 months following the effective date of a Change of Control (as defined in the LaBella Employment Agreement), then Mr. LaBella was entitled to receive the Accrued Obligations and, subject to Mr. LaBella’s compliance with his obligations under the New LaBella Agreement, Mr. LaBella was eligible to receive the Severance Benefits on the same conditions as he would be entitled for our termination of his employment without Cause and each of the following, provided, however, that if the Change in Control is a change in ownership of a corporation, a change in the effective control of a corporation, or a change in ownership of a substantial portion of a corporation’s assets, the cumulative amount of the severance payments payable (or remaining payable) for such termination shall be paid in a single lump sum on or within 30 days following such Change in Control: (i) Mr. LaBella would receive a bonus for the year in which his termination occurs equal to thirty-five percent (35%) of Mr. LaBella’s base salary, paid as a single lump sum payment within 60 days following Mr. LaBella’s termination; and (ii) in the event that any equity awards issued by us to Mr. LaBella are outstanding as of the closing of such Change in Control are assumed or continued (in accordance with their terms) by the surviving entity in such Change in Control, then 100% of the unvested portion of such equity awards would have become vested as of Mr. LaBella’s termination.

Pursuant to the New LaBella Agreement, we could terminate Mr. LaBella’s employment at any time for Cause upon written notice to Mr. LaBella. In the event Mr. LaBella’s employment was terminated at any time for Cause, Mr. LaBella would not receive Severance Benefits or any other severance compensation or benefits, except that, pursuant to our standard payroll policies, we would pay to Mr. LaBella the Accrued Obligations. Mr. LaBella could resign from his employment with us at any time upon not less than 30 days’ advance written notice to us of such resignation. In the event Mr. LaBella resigned from employment with us for any reason (other than a resignation for Good Reason), Mr. LaBella would not have received Severance Benefits or any other severance compensation or benefits, except that we would pay and provide the Accrued Obligations.

Mr. LaBella’s entitlement to receive certain Severance Benefits was conditioned upon, among other things, his obligation to sign and deliver an effective Release (as that term is defined in the New LaBella Agreement) in a form acceptable to us by the 60th day following such termination or such earlier date as set forth in the Release.

The Company anticipates that it will enter into a separation agreement with Mr. LaBella regarding the compensation to be granted to him relating to his separation from the Company.

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Outstanding Equity Awards at Fiscal Year-End 2022

	Option Awards(1)
Name	Grant Date	Securities underlying unexercised options exercisable (#)		Securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date

Stephen C. Glover
Co-Founder, Chief Executive Officer,	4/11/2014	138,980	(2)	-		5.03	04/11/2024
and Chairman	10/28/2016	168,761	(5)	-		5.03	10/28/2026
	4/2/2019	264,838	(7)	-		11.58	04/02/2029
	2/8/2021	42,046	(8)	84,092	(8)	16.36	02/08/2031
	2/3/2022	-		79,417	(10)	16.36	02/03/2032
Nicholas A. LaBella, Jr.
Former Chief Scientific Officer and	4/11/2014	19,854	(2)	-		5.03	04/11/2024
Sr. Vice-President of	6/9/2015	39,709	(4)	-		5.03	06/09/2025
Research and Development	10/30/2017	59,563	(6)	-		5.03	10/30/2027
	4/2/2019	39,708	(7)	-		11.58	04/02/2029
	2/8/2021	9,927	(8)	19,854	(8)	16.36	02/08/2031
	1/28/2022	-		29,781	(9)	16.36	01/28/2032
Karen A. Cashmere
Chief Commercial Officer	9/10/2014	9,927	(3)	-		5.03	09/10/2024
	10/30/2017	19,854	(6)	-		5.03	10/30/2027
	4/2/2019	29,781	(7)	-		11.58	04/02/2029
	2/8/2021	7,280	(8)	14,560	(8)	16.36	02/08/2031
	1/28/2022	-		21,840	(9)	16.36	01/28/2032

(1)	All of the outstanding stock option awards described in this table (the “ZyVersa Options”) were granted under the ZyVersa 2014 Stock Plan (the “2014 Plan”) and are exercisable for shares of ZyVersa Common Stock. Certain of the options are subject to acceleration upon certain events as described in “— Potential Payments Upon Termination or Change of Control.” The number of shares underlying the options and the exercise prices have been adjusted to give effect to the Business Combination.

(2)	On April 11, 2014, we granted ten-year stock options to purchase an aggregate of 158,834 shares of common stock, which vest in equal annual installments over three years and have an exercise price of $5.03 per share, which represents the market price of our common stock on the date of grant.

(3)	On September 10, 2014, we granted ten-year stock options to purchase an aggregate of 9,927 shares of common stock, which vest in equal annual installments over three years and have an exercise price of $5.03 per share, which represents the market price of our common stock on the date of grant.

(4)	On June 9, 2015, we granted ten-year stock options to purchase 39,709 shares of common stock, which vest in equal annual installments over three years and have an exercise price of $5.03 per share, which represents the market price of our common stock on the date of grant.

(5)	On October 26, 2016, we granted ten-year stock options to purchase 168,761 shares of common stock, which vest immediately and have an exercise price of $5.03 per share, which represents the market price of our common stock on the date of grant.

(6)	On October 30, 2017, we granted ten-year stock options to purchase an aggregate of 79,417 shares of common stock, of which one-third vests immediately and the remaining vest in equal annual installments over two years and have an exercise price of $5.03 per share, which represents the market price of our common stock on the date of grant.

(7)	On April 2, 2019, we granted ten-year stock options to purchase an aggregate of 374,035 shares of common stock, which vest in equal annual installments over three years and have an exercise price of $11.58 per share, which represents the market price of our common stock on the date of grant.

(8)	On February 8, 2021, we granted ten-year stock options to purchase an aggregate of 199,599 shares of common stock, which vest in equal annual installments over three years and have an exercise price of $16.36 per share, which represents the market price of our common stock on the date of grant.

(9)	On January 28, 2022, the Company granted ten-year stock options to purchase an aggregate of 73,461 shares of common stock, which vest in equal annual installments over three years and have an exercise price of $16.36 per share, which represents the market price of our common stock on the date of grant.

(10)	On February 3, 2022, the Company granted ten-year stock options to purchase an aggregate of 79,417 shares of common stock, which vest in equal annual installments over three years and have an exercise price of $16.36 per share, which represents the market price of our common stock on the date of grant.

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DIRECTOR COMPENSATION

2022 Director Compensation Table

The following table sets forth information regarding compensation earned by or paid to each person who served as a non-employee member of our board of directors during 2022. In 2022, except as otherwise described below, we did not pay any fees, make any equity awards, or pay any other compensation to any of the other non-employee members of our board of directors. We reimburse members of our board of directors for reasonable travel expenses incurred in connection with attending meetings of the board of directors.

	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Total ($)
David S. Briones(2)	-	-	-	-
Raj Mehra, Ph.D., J.D.(2)	-	-	-	-
Gregory Skalicky(2)	-	-	-	-
Christopher Twitty(2)	-	-	-	-
Daniel O’Connor(3)	-	-	-	-
Robert Finizio(4)	37,000	-	128,465	165,465
Min Chul Park, Ph.D.(4)	30,000	-	128,465	158,465

(1)	The amounts reported represent the aggregate grant date fair value of the stock options awarded under our 2014 Equity Incentive Plan to our directors in the year ended December 31, 2022, calculated in accordance with FASB ASC Topic 718. See Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ending December 31, 2022 for the assumptions used in calculating the grant date fair value.

(2)	Individual resigned from the Company’s board of directors on December 12, 2022 upon completion of the Business Combination.

(3)	Daniel O’Connor was a director of Larkspur since its inception and remained a director of the Company upon completion of the Business Combination.

(4)	Individual was appointed to the Company’s board of directors on December 12, 2022 upon completion of the Business Combination.

The options granted to our non-employee directors vest over three years with 33 1/3% of the options vesting and becoming exercisable on the one-year anniversary of the option grant date, 33 1/3% vest and become exercisable on the two-year anniversary of the option grant date and 33 1/3% vest and become exercisable on the three-year anniversary of the option grant date, subject to the non-employee directors remaining on our board of directors through the applicable vesting dates.

The board of directors sets non-employee director compensation which is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of our common stock to further align their interests with those of our stockholders. In 2022, each non-employee director of the Company was eligible to receive an annual fee of $30,000. A Finance Committee member received an additional $7,000 for his service in such role. The Company also granted stock options to its non-employee directors under the 2014 Equity Incentive Plan.

Mr. Finizio will receive an annual cash retainer fee of $40,000 (pro-rated for the current year) and an additional cash retainer of $15,000 for his service as chair of the compensation committee and $8,000 as a member of the audit committee. Mr. Finizio will also receive an initial and annual option grant pursuant to the Company’s previously disclosed 2022 Omnibus Equity Incentive Plan (the “2022 Plan”).

Dr. Park will receive an annual cash retainer fee of $40,000 (pro-rated for the current year) and an additional cash retainer of $7,500 for his service as a member of the compensation committee.

Mr. O’Connor resigned from the board of directors effective in May 2023. During 2023, Mr. O’Connor received an annual cash retainer fee of $15,269 (which was a pro-rated amount for the year for the time during which he served on the board of directors) and an additional cash retainer of $3,054 for his service as a member of the audit committee.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“EY”) has served as our independent registered public accounting firm since December 12, 2022, following the closing of the Business Combination, and as the independent registered public accounting firm of our predecessor, Old ZyVersa, since August 2021. Marcum LLP (“Marcum”) previously served as Larkspur’s independent registered public accounting firm from December 2021 until December 12, 2022.

The following is a summary of the fees and services provided by EY to the Company and its predecessor, Old ZyVersa, for fiscal years 2022 and 2021:

	For the Fiscal Year Ended December 31,
	2021	2022-Predecessor	2022-Successor
Audit Fees(1)	$146,208	$810,353	$228,600
Audit-Related Fees(2)		-	-
Tax Fees(3)	$34,505	19,054	-

Total Fees	$180,713	$829,587	$228,600

(1)	Audit fees are fees for professional services rendered in connection with the audit of our consolidated financial statements included in Item 8 of our Annual Reports filed on Form 10-K, statutory filings and registration statements, review of interim financial statements, the review of documents filed with the Securities and Exchange Commission, comfort letters, consents and certain accounting and consultations in connection with the audits.

(2)	Audit-related fees are fees for services related to accounting consultation and compliance with regulatory requirements and are not reported under “Audit Fees”.

(3)	Tax fees are for services related to tax compliance, tax planning and tax advice. These services included annual U.S. federal and state compliance and preparation of related tax returns and reports.

Pre-Approval Policies and Procedures

The audit committee has the authority and responsibility to pre-approve all audit, review, and non-audit services (including any internal control-related services) to be provided to us or our subsidiaries by the independent auditor. The audit committee may also establish pre-approval policies and procedures in compliance with applicable SEC rules. The pre-approval of services may be delegated to subcommittees of the audit committee consisting of one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.

The audit committee has determined that the rendering of services other than audit services by EY is compatible with maintaining the principal accountant’s independence.

All services rendered by EY and Marcum for the year ended December 31, 2022 were pre-approved in accordance with the procedures set forth above.

Change in Accountants

Dismissal of Independent Registered Public Accountant

On December 12, 2022, the Company’s audit committee approved the dismissal of Marcum, Larkspur’s independent registered public accounting firm prior to the Business Combination, in connection with the closing of the Business Combination.

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The report of Marcum on the audited financial statements of Larkspur for the period from March 17, 2021 (inception) through December 31, 2021, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph as to the Company’s ability to continue as a going concern.

In connection with Marcum’s audit for the period from March 17, 2021 (inception) through December 31, 2021, and their reviews of Larkspur’s financial statements, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused them to make reference thereto in their reports on the financial statements.

The Company has furnished to Marcum a copy of the foregoing statements. Attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2022 is Marcum’s letter to the SEC, dated December 12, 2022, regarding these statements.

Newly Appointed Independent Registered Public Accountant

On December 12, 2022, the Company’s audit committee approved the appointment of EY as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2022.

During the period from March 17, 2021 (inception) to the date the Company’s board of directors approved the engagement of EY as the Company’s independent registered public accounting firm, Larkspur did not consult with EY on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on Larkspur’s consolidated financial statements or any other matter that was either the subject of a disagreement or reportable event.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

We are planning for the possibility that the meeting may be held completely virtually over the Internet. If we take this step, we will announce the decision to do so via a press release and posting details on our website that will also be filed with the SEC as proxy material. As always, we encourage you to submit a proxy to vote your shares prior to the Annual Meeting.

By Order of the Board of Directors

Stephen C. Glover

Chief Executive Officer, President, and Chairman of the Board of Directors

__________, 2023

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be read over the Internet at the SEC’s website at http://www.sec.gov or at our website at http://www.zyversa.com. The information contained on, or that can be accessed through, our website is not a part of this proxy statement. We have included our website address in this proxy statement solely as an inactive textual reference.

A copy of the Company’s Annual Report to the U.S. Securities and Exchange Commission on Form 10-K for the year ended December 31, 2022, is available without charge upon written request to: Secretary, ZyVersa Therapeutics, Inc., 2200 N. Commerce Parkway, Suite 208, Weston, Florida, 33326.

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Annex A

CERTIFICATE OF AMENDMENT

OF THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

ZyVersa Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

FIRST: The name of the corporation is ZyVersa Therapeutics, Inc. (the “Corporation”), and the Corporation was originally incorporated pursuant to the General Corporation Law on March 17, 2021, under the name Larkspur Health Acquisition Corp.

SECOND: The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing Article IV so that, as amended, the first paragraph of said Article is deleted in its entirety and replaced with the following:

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation shall have authority to issue is 251,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 250,000,000, having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 1,000,000, having a par value of $0.0001 per share.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation to be signed this ____ day of __________, 2023.

ZyVersa Therapeutics, Inc.

By:
Stephen Glover
Chief Executive Officer

A-1

Annex B

ZYVERSA THERAPEUTICS, INC.

2022 OMNIBUS EQUITY INCENTIVE PLAN

(as amended and restated on September 6, 2023)

1. Establishment and Purpose

1.1 The purpose of the ZyVersa Therapeutics, Inc. 2022 Omnibus Equity Incentive Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company (as defined herein) and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

1.2 The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 17.1 hereof.

1.3 The Plan shall be effective upon completion of the transactions contemplated by the Business Combination Agreement dated July 20, 2022, among Larkspur Health Acquisition Corp., a Delaware corporation (the “SPAC”), Larkspur Merger Sub Inc. (“Merger Sub”) a Delaware corporation and a wholly-owned subsidiary of the SPAC (“Merger Sub”), Stephen Glover, in his capacity as stockholder representative, and ZyVersa Therapeutics, Inc., a Florida corporation (the “Pre-Merger ZyVersa”) pursuant to which Merger Sub will merge with and into Pre-Merger ZyVersa, with Pre-Merger ZyVersa surviving the merger as a wholly-owned subsidiary of the SPAC (such transactions referred to as the “Merger”), provided that the Plan is approved by stockholders of the Company. Upon consummation of the Merger, the SPAC will be renamed ZyVersa Therapeutics, Inc. References herein to the “Company” refer to ZyVersa Therapeutics, Inc., the Delaware corporation, upon consummation of the Merger.

2. Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards.

B-1

2.3 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.4 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award, including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of Awardee’s employment or other service; (iii) use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; or (vii) any material breach of any policy of the Company or its Affiliates or any action that the Board, in its sole discretion, determines is reasonably likely to cause the Company or its Affiliates disgrace or disrepute. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.7 “Change in Control” shall be deemed to have occurred if any one of the following events shall occur:

(i) Any Person becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of Common Stock representing more than 50% of the total number of votes that may be cast for the election of directors of the Company; or

(ii) The consummation of any (a) merger or other business combination of the Company, (b) sale of all or substantially all of the Company’s assets or (c) combination of the foregoing transactions (a “Transaction”), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity or a parent entity; or

B-2

(iii) Within any twelve (12)-month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board (or the board of directors of any successor to the Company); provided that any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Rule 14a-11 promulgated under the Exchange Act or any successor provision; or

(iv) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, (1) no event or condition shall constitute a Change in Control to the extent that, if it were, a penalty tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such penalty tax and (2) no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in the Plan or any Award Agreement shall exist, to the extent that the Board so determines by resolution adopted and not rescinded prior to the Change in Control; provided, however, that no such determination by the Board shall be effective if it would cause a Participant to be subject to a penalty tax under Section 409A of the Code.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.10 “Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

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2.11 “Company” means ZyVersa Therapeutics, Inc., a Delaware corporation, and any successor thereto as provided in Section 15.8.

2.12 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, director or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, director or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law or permitted by the Committee. Unless the Committee provides otherwise, in its sole discretion, or as otherwise required by Applicable Law, vesting of Awards shall be tolled during any unpaid leave of absence by a Participant.

2.13 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.14 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.15 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.16 “Effective Date” means the date set forth in Section 17.1 hereof.

2.17 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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2.19 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

2.20 “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

2.21 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

2.22 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.23 “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.24 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.25 “Outside Director” means a director of the Board who is not an employee of the Company or a Subsidiary.

2.26 “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

2.27 “Person” shall mean, unless otherwise provided, any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”.

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2.28 “Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of Awards.

2.29 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.30 “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.31 “Plan” means this ZyVersa Therapeutics, Inc. 2022 Omnibus Equity Incentive Plan, as it may be amended from time to time.

2.32 “Reporting Person” means an officer, director or greater than ten (10) percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.33 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.34 “Restricted Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.35 “Securities Act” means the Securities Act of 1933, as amended.

2.36 “Stock Appreciation Right” or “SAR” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.37 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.38 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

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3. Administration

3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Section 16b-3 Award requirements referred to in Section 2.9 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, or extend the post-termination exercisability period of any Stock Option and/or Stock Appreciation Right); provided that neither the Board nor the Committee may, without shareholder approval, reduce or reprice the exercise price of any Stock Option and/or Stock Appreciation Right that exceeds the Fair Market Value of a share of Common Stock on the date of such repricing; and provided further that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent (for purposes of the foregoing, any action that causes an Incentive Stock Option to be treated as a Nonqualified Stock Option shall not be considered to have adversely affected a Participant’s rights). The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award or Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

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4. Shares Subject to the Plan

4.1 Plan Share Limitation.

(a) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 5,453,107 shares.

(b) The number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1st of each year commencing with the January 1 following the Effective Date and on each January 1 thereafter until the Expiration Date (as defined in Section 17.2 of the Plan), in an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For avoidance of doubt, none of the additional shares of Common Stock available for issuance pursuant to this Section 4.1(b) shall be issued in respect of Incentive Stock Options.

(c) Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award payable in shares of Common Stock is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Awards settled in cash shall not count against the foregoing maximum share limitation. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or SAR or in payment with respect to any other form of Award, but are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

(d) Notwithstanding anything to the contrary herein, and subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Incentive Stock Options granted to Participants under the Plan shall be 10,000,000 shares.

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4.2 Outside Director Limitation. Subject to adjustment as provided in Section 4.3, the accounting value of Awards granted under the Plan to any Outside Director during any calendar year shall not exceed $250,000 (inclusive of any cash awards to an Outside Director for such year that are not made pursuant to the Plan); provided that in the case of a new Outside Director, such amount shall be increased to $500,000 for the initial year of the Outside Director’s term.

4.3 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award, and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5. Participation and Awards

5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1 hereof.

6. Stock Options

6.1 Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the sole discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

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6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.

6.3 Vesting of Stock Options. The Committee shall in its sole discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. Unless otherwise provided by the Committee, no Stock Option shall provide for vesting or exercise earlier than one year after the Date of Grant. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee, in its sole discretion, may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a) If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any Person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one (1) year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b) If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one (1) year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

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(c) If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(d) To the extent that a Stock Option of a Participant whose Continuous Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.

6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; (iv) subject to the approval of the Committee, by a full recourse, interest bearing promissory note having such terms as the Committee may, in its sole discretion, permit and/or (v) by such other method as may be approved by the Committee and set forth in an Award Agreement. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 16.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

6.6 Additional Rules for Incentive Stock Options.

(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-1(h) of the Company or any Subsidiary.

(b) Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

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(c) Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (i) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (ii) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

(d) Termination of Employment. An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.

(e) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7. Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.

7.3 Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. Unless otherwise provided by the Committee, no Stock Appreciation Right shall provide for vesting or exercise earlier than one (1) year after the Date of Grant. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.

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7.4 Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement, as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.

7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 16.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

8. Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan, the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 16.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

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8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9. Restricted Stock Unit Awards

9.1 Grant of Restricted Stock Unit Awards. A Restricted Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Restricted Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Restricted Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Restricted Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its sole discretion. If any dividend equivalents are paid while a Restricted Stock Unit Award is subject to restrictions under Section 9 of the Plan, the Committee may, in its sole discretion, provide in the Award Agreement for such dividend equivalents to immediately be paid to the Participant holding such Restricted Stock Unit Award or pay such dividend equivalents subject to the same restrictions on transferability as the Restricted Stock Units to which they relate.

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9.2 Vesting of Restricted Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Restricted Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Unit Award at any time. A Restricted Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee.

9.3 Payment of Restricted Stock Unit Awards. A Restricted Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Any cash payment of a Restricted Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Restricted Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two-and-a-half (2 ½) months after the later of the calendar year or fiscal year in which the Restricted Stock Units vest. If Restricted Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

10. Performance Shares

10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its sole discretion.

10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Share Award.

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10.4 Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two-and-a-half (2 ½) months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11. Performance Units

11.1 Grant of Performance Units. Performance Units may be granted to any Eligible Person selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.

11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

11.3 Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Unit Award.

11.4 Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two-and-a-half (2 ½) months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

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12. Incentive Bonus Awards

12.1 Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

12.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates, to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

12.3 Payment of Incentive Bonus Awards.

(a)  Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

13. Other Cash-Based Awards and Other Stock-Based Awards

13.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

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13.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

13.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Common Stock as the Committee determines.

14. Change in Control

14.1 Effect of a Change in Control.

(a) The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(b) Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor; and/or (vii) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

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(c) The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock, and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 14 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.

15. General Provisions

15.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

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15.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

15.3 No Assignment or Transfer; Beneficiaries.

(a) Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 15.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

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15.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued shares of Common Stock covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

15.5 Employment or Continuous Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

15.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.

15.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

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15.10 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

15.11 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee or the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

15.12 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

15.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

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16. Legal Compliance

16.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances.

16.2 Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

16.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

16.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six (6) months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 16.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

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16.5 Tax Withholding.

(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.

(b) Subject to such terms and conditions as shall be specified in an Award Agreement, a Participant may, in order to fulfill the withholding obligation, (i) tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes; and/or (ii) utilize the broker-assisted exercise procedure described in Section 6.5 to satisfy the withholding requirements related to the exercise of a Stock Option.

(c) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation, or (iii) such withholding would cause adverse accounting consequences for the Company.

16.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other Person hereunder.

16.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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16.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

16.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

17. Effective Date, Amendment and Termination

17.1 Effective Date. The effective date of the Plan shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one (1) year of the date on which such Board approval occurs.

17.2 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, provided that no modification or amendment of any Incentive Stock Option shall require a Participant’s consent as a result of such modification or amendment causing such Incentive Stock Option (i) to become a Nonqualified Stock Option or (ii) to be considered granted as of the date of such modification or amendment pursuant to Section 424 of the Code and Treasury Regulations Section 1.424-1(e), (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. The Plan will continue in effect until terminated in accordance with this Section 17.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the Plan’s initial adoption by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

INITIAL BOARD APPROVAL: November 13, 2022

SUBSEQUENT BOARD APPROVAL: September 6, 2023

INITIAL STOCKHOLDER APPROVAL: December 8, 2022

SUBSEQUENT STOCKHOLDER APPROVAL:

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Annex C

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ZYVERSA THERAPEUTICS, INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

ZyVersa Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	That a resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED: That the first paragraph of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation shall have authority to issue is 111,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 110,000,000, having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 1,000,000, having a par value of $0.0001 per share.

Effective on the filing of this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Reverse Stock Split Effective Time”), a one-for-[__](1) reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [__](1) shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation or issued and held by the Corporation in treasury immediately prior to the Reverse Stock Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Reverse Stock Split Effective Time and shall represent one share of Common Stock from and after the Reverse Stock Split Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). If, upon aggregating all of the shares of Common Stock held by a holder of Common Stock immediately following the Reverse Stock Split such holder would otherwise be entitled to a fractional share of Common Stock, the Corporation shall issue to such holder an additional fraction of a share of Common Stock as is necessary to round the number of shares of Common Stock held by such holder up to the nearest whole share, such that no person will hold fractional shares following the Reverse Stock Split.

(1)	Shall be a whole number equal to or greater than ten (10) and equal to or lesser than fifty (50) and shall include not more than four decimal digits, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board of directors and stockholders in accordance with Section 242 of the Delaware General Corporation Law).

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Each stock certificate that, immediately prior to the Reverse Stock Split Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall, from and after the Reverse Stock Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares formerly represented by such certificate have been reclassified (including those fractional shares issued by the Corporation in connection with the Reverse Stock Split to round the number of shares held by such holder at the Reverse Split Effective Time up to the nearest whole share); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including those fractional shares issued by the Corporation in connection with the Reverse Stock Split to round the number of shares held by such holder at the Reverse Split Effective Time up to the nearest whole share).”

2.	That, at an annual meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.

3.	That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this _____ day of _______, 20____.

ZYVERSA THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page to Certificate of Amendment]

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ZyVersa THERAPEUTICS

SCAN TO VIEW MATERIALS & VOTE

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

ZYVERSA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s) mark "For All Except" and write the number(s) of the nominee(s) on the line below
1. Election of two Class I director nominees to hold office for a term of three years and until their successors are duly elected and qualified:	☐	☐	☐	____________________

Nominees:
01) Gregory G. Freitag
02) James Sapirstein

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, partnership, or other entity, please sign in full entity name by authorized officer and giving full title.

SIGNATURE [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date